SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter)
      Fidelity Investment Trust

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


   FIDELITY GLOBAL BOND FUND
FIDELITY NEW MARKETS INCOME FUND
FUNDS OF
FIDELITY INVESTMENT TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
Meeting) of Fidelity Global Bond Fund and Fidelity New Markets Income Fund
(the funds), will be held at the office of Fidelity Investment Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on September 17,
1997, at 9:45 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of Coopers & Lybrand L.L.P. and Price
Waterhouse LLP as independent accountants of the trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
 4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
 5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company.
 6. To adopt a new fundamental investment policy for each fund to permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 7. To approve an amended management contract for Fidelity Global Bond
Fund.
 8. To approve an amended management contract for Fidelity New Markets
Income Fund.
 9. To approve a new sub-advisory agreement with Fidelity Investments Japan
Limited for Fidelity Global Bond Fund.
10 . To approve an agreement and plan providing for the reorganization of
Fidelity Global Bond Fund.
11. To approve an agreement and plan providing for the reorganization of
Fidelity New Markets Income Fund.
12. To amend Fidelity Global Bond Fund's fundamental investment limitation concerning real estate.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
13. To amend Fidelity Global Bond Fund's fundamental investment limitation concerning borrowing.
 The Board of Trustees has fixed the close of business on July 21, 1997 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
July 21, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER
WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING
INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN
THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED
STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN
MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR
HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2.  JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing.
This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION          VALID SIGNATURE

   A. 1)          ABC Corp.                              John Smith,
                                                         Treasurer

    2)            ABC Corp.                              John Smith,
                                                         Treasurer

                  c/o John Smith, Treasurer

   B. 1)          ABC Corp. Profit Sharing Plan          Ann B. Collins,
                                                         Trustee

    2)            ABC Trust                              Ann B. Collins,
                                                         Trustee

    3)            Ann B. Collins, Trustee                Ann B. Collins,
                                                         Trustee

                  u/t/d 12/28/78

   C. 1)          Anthony B. Craft, Cust.                Anthony B. Craft

                  f/b/o Anthony B. Craft, Jr.

                  UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY INVESTMENT TRUST:
FIDELITY GLOBAL BOND FUND
FIDELITY NEW MARKETS INCOME FUND
TO BE HELD ON SEPTEMBER 17, 1997
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity
Investment Trust (the trust) to be used at the Special Meeting of
Shareholders of Fidelity Global Bond Fund and Fidelity New Markets Income
Fund (the funds) and at any adjournments thereof (the Meeting), to be held on September 17, 1997 at 9:45 a.m. at 82 Devonshire Street, Boston,
Massachusetts 02109, the principal executive office of the trust and
Fidelity Management & Research Company (FMR), the funds' investment
adviser. Shareholders of the trust's other funds    (    Fidelity Canada
Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets
Fund, Fidelity Europe Fund   ,     Fidelity Europe Capital Appreciation
Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and
China Fund, Fidelity International Growth & Income Fund, Fidelity
International Value Fund, Fidelity Japan Fund, Fidelity Japan Small
Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity
Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund,
Fidelity U   nited     K   ingdom     Fund, and Fidelity Worldwide
Fund   )     will also participate in the Meeting and have been mailed
separate notices and proxy statements relating to proposals to be voted upon by the trust and/or by the shareholders of those funds.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 21, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, Management
Information Services Corp. (MIS) and D.F. King & Co. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $7,000 (Fidelity Global Bond Fund) and
$11,000 (Fidelity New Markets Income Fund). The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity
Distributors Corporation (FDC) the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR
U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East),
subadvis   e    rs to the funds, is 82 Devonshire Street, Boston,
Massachusetts 02109. Fidelity Investments Japan Limited (FIJ) located at
Shiroyama JT Mori B   ldg.    , 4-3-1 Toranomon, Minato-ku, Tokyo 105,
Japan    is also a subadvisor to Fidelity New Markets Income Fund.
    Fidelity International Investment Advisors (FIIA) located at Pembroke
Hall, 42 Crow Lane, Pembroke HM19, Bermuda    and     Fidelity
International Investment Advisors (U.K.) Limited (FIIAL (U.K.)) located at
   26 Lovat Lane, London     England    EC3R8LL are     also
subadvis   e    r   s     to    the funds    .
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F. King
& Co. may be paid on a per call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $1,000
(Fidelity Global Bond Fund) and $2,000 (Fidelity New Markets Income Fund).
The expenses in connection with telephone voting will be paid by the funds.
If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is    not     present at the Meeting,    or if a quorum is
present at the Meeting,     but sufficient votes to approve one or more of
the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this
Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each fund in the trust issued and outstanding as of May 31, 1997 are indicated in the following table:
    Fidelity Canada Fund                                  6,891,750

    Fidelity Diversified International Fund               73,349,989

    Fidelity Emerging Markets Fund                        67,449,877

    Fidelity Europe Fund                                  32,358,016

    Fidelity Europe Capital Appreciation Fund             25,799,612

    Fidelity France Fund                                  536,487

    Fidelity Germany Fund                                 1,049,684

    Fidelity Global Bond Fund                             10,184,682

    Fidelity Hong Kong and China Fund                     14,843,161

    Fidelity International Growth & Income Fund           52,348,999

    Fidelity International Value Fund                     23,896,455

    Fidelity Japan Limited                                27,323,208

    Fidelity Japan Small Companies Fund                   16,108,022

    Fidelity Latin America Fund                           57,609,713

    Fidelity New Markets Income Fund                      27,143,293

    Fidelity Nordic Fund                                  5,380,967

    Fidelity Overseas Fund                                109,779,796

    Fidelity Pacific Basin Fund                           20,615,287

    Fidelity Southeast Asia Fund                          37,389,890

    Fidelity United Kingdom Fund                          452,421

    Fidelity Worldwide Fund                               64,897,646

 To the knowledge of the trust, substantial (5% or more) record or
beneficial ownership of    each     fund    on May 31, 1997     was as
follows:
   Fidelity Canada Fund - National Financial Services Corporation (NFSC),
Boston, MA (21.93%).
Fidelity Diversified International Fund - NFSC, Boston, MA (11.99%).
Fidelity Europe Capital Appreciation Fund - NFSC, Boston, MA (24.20%).
Fidelity Europe Fund - NFSC, Boston, MA (14.16%).
Fidelity France Fund - FMR Capital, Boston, MA (19.82%); NFSC, Boston, MA
(45.52%).
Fidelity Germany Fund - FMR Capital, Boston, MA (9.86%); NFSC, Boston, MA
(35.61%).
Fidelity Global Bond Fund - NFSC, Boston, MA (5.89%).
Fidelity Hong Kong and China Fund - NFSC, Boston, MA (25.06%).
Fidelity International Growth & Income Fund - NFSC, Boston, MA (11.98%).
Fidelity International Value Fund - NFSC, Boston, MA (28.95%).
Fidelity Japan Fund - Fidelity Management Trust Company (FMTC), Boston, MA
(7.51%); NFSC, Boston, MA (24.16%).
Fidelity Japan Small Companies Fund - Fidelity Management Trust Company
(FMTC), Boston, MA (18.68%); NFSC, Boston, MA (19.18%).
Fidelity Latin America Fund - NFSC, Boston, MA (7.71%).
Fidelity New Markets Income Fund - NFSC, Boston, MA (24.28%).
Fidelity Nordic Fund - NFSC, Boston, MA (26.38%).
Fidelity Pacific Basin Fund - NFSC, Boston, MA (6.24%).
Fidelity Southern Asia Fund - NFSC, Boston, MA (5.50%).
Fidelity United Kingdom Fund - FMR Capital, Boston, MA (22.86%); NFSC,
Boston, MA (46.45%).
 FMR Capital and FMTC have advised the trust that for Proposals 1 through 5 contained in this Proxy Statement, they will vote their shares at the
Meeting FOR each proposal. To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of any of the funds on that date.
 Shareholders of record at the close of business on July 21, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
 FOR A FREE COPY OF EACH FUNDS' ANNUAL REPORT FOR THE YEAR ENDED DECEMBER
31, 1996 CALL: 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION
AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT
TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE
AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF
BOTH THE TRUST AND OF EACH FUND OF THE TRUST AND, IN THE CASE OF PROPOSALS
4 AND 5 A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE
TRUST. APPROVAL OF PROPOSALS 6    THROUGH 13     REQUIRES THE AFFIRMATIVE
VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF    THE
APPROPRIATE FUNDS.     UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940
ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS
THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING
SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF
MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR
REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING
SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
 The following tables summarize the proposals applicable to each fund.

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
Proposal #   Proposal Description                                                       Applicable Fund(s)

1.           To elect as Trustees the 12 nominees presented in proposal 1.              Fidelity Global Bond Fund
                                                                                        Fidelity New Markets
                                                                                        Income Fund

2.           To ratify the selection of Coopers & Lybrand L.L.P. and Price              Fidelity Global Bond Fund
             Waterhouse LLP as independent accountants of the trust.                    Fidelity New Markets
                                                                                        Income Fund

3.           To amend the Declaration of Trust to provide voting rights based on a      Fidelity Global Bond Fund
             shareholder's total dollar investment in a fund, rather than on the        Fidelity New Markets
             number of shares owned.                                                    Income Fund

4.           To amend the Declaration of Trust to eliminate the requirement that        Fidelity Global Bond Fund
             shareholders be notified in the event of an appointment of a Trustee       Fidelity New Markets
             within three months of the appointment.                                    Income Fund

5.           To amend the Declaration of Trust to clarify that the Trustees may         Fidelity Global Bond Fund
             authorize the investment of all of a fund's assets in another open-end     Fidelity New Markets
             investment company.                                                        Income Fund

6.           To adopt a new fundamental investment policy for the fund that would       Fidelity Global Bond Fund
             permit it to invest all of its assets in another open-end investment       Fidelity New Markets
             company managed by FMR or an affiliate with substantially the same         Income Fund
             investment objective and policies.

7.           To approve an amended management contract for the fund that would          Fidelity Global Bond Fund
             reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

8.           To approve an amended management contract for the fund that would          Fidelity New Markets
             reduce the management fee payable to FMR by the fund as FMR's              Income Fund
             assets under management increase.

9.           To approve a new sub-advisory agreement with Fidelity Investments          Fidelity Global Bond Fund
             Japan Limited to provide investment advice and research services or investment management services.

10.          REORGANIZATION: To approve an agreement and plan providing for the         Fidelity Global Bond Fund
             reorganization of the fund from a separate series of one
             Massachusetts business trust to another Massachusetts business trust.

11.          REORGANIZATION: To approve an agreement and plan providing for the         Fidelity New Markets Income
             reorganization of the fund from a separate series of one                   Fund
             Massachusetts business trust to another Massachusetts business trust.

12.          REAL ESTATE: To make explicit the ability of the fund to purchase any      Fidelity Global Bond Fund
             security or instrument backed by real estate or real estate interests and any security of companies engaged in the real estate business.
             Also to eliminate the restriction that securities backed by real estate must be marketable.

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ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

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
   Proposal #          Proposal Description                                                      Applicable Fund(s)

13.                 BORROWING: To amend the borrowing limitation to require a reduction in    Fidelity Global Bond Fund
                    borrowing if borrowings exceed the 33 1/3% limit for any reason rather than solely because of a decline in net assets.

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1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the Trust.
Pursuant to the provisions of the Declaration of Trust of Fidelity
Investment Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
    Except for Robert C. Pozen, a    ll nominees named below are currently
Trustees of Fidelity Investment Trust and have served in that capacity continuously since originally elected or appointed. Phyllis Burke Davis,
Robert M. Gates, Marvin L, Mann and William O. McCoy, were selected by the
trust's Nominating and Administration Committee (see page    )     and were
appointed to the Board in December 1992, March 1997, October 1993, and
January 1997 respectively. None of the nominees is related to one another.
Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds'
distribution agent, FDC. The business address of each nominee who is an
"interested person" is 82 Devonshire Street, Boston, Massachusetts 02109,
and the business address of all other nominees is Fidelity Investments,
P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M.
Gates   ,     William O. McCoy    and Robert C. Pozen    , each of the
nominees is currently a Trustee or General Partner, as the case may be, of
   62     registered investment companies (trusts or partnerships) advised by FMR. Mr. Gates and Mr. McCoy are currently a Trustee or General Partner,
as the case may be of    48     registered investment companies    (trusts
or partnerships)     advised by FMR.    Effective August 1, 1997, Mr. Pozen
will be a Trustee or General Partner, as the case may be, of 48 registered investment companies (trusts or partnerships) advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

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Nominee                  Principal Occupation **                                                                     Year of
(Age)                                                                                                                Election or
                                                                                                                     Appointmen
                                                                                                                     t

Ralph F. Cox             Management consultant (1994). Prior to February 1994, he was President of                   1991
 (65)                    Greenhill Petroleum Corporation (petroleum exploration and production). Until
                         March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific
                         Resources Company (exploration and production). He is a Director of Sanifill
                         Corporation (non-hazardous waste, 1993), CH2M Hill Companies (engineering),
                         Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis      Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice                   1992
 (65)                    President of Corporate Affairs of Avon Products, Inc. She is currently a Director of
                         BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing,
                         1991), and the TJX Companies, Inc. (retail stores), and previously served as a
                         Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont
                         School of Business Administration.

Robert M. Gates          Consultant, author, and lecturer (1993). Mr. Gates was Director of the Central              1997
 (53)                    Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National
                         Security Advisor. Mr. Gates is currently a Trustee for the Forum For
                         International Policy, a Board Member for the Virginia Neurological Institute, and
                         a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC
                         (automotive components and diesel engines), Charles Stark Draper Laboratory
                         (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc.
                         (original equipment and replacement products).

*Edward C. Johnson       President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a              1968
3d                       Director and Chairman of the Board and of the Executive Committee of FMR;
 (67)                    Chairman and a Director of FMR Texas Inc., Fidelity Management & Research
                         (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.

E. Bradley Jones         Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive                 1990
 (69)                    Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel
                         Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995),
                         and Cleveland-Cliffs Inc. (mining), and as a Trustee of First Union Real Estate
                         Investments. In addition, he serves as a Trustee of the Cleveland Clinic
                         Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the
                         Executive Committee of University School (Cleveland), and a Trustee of
                         Cleveland Clinic Florida.

Donald J. Kirk           Executive-in-Residence (1995) at Columbia University Graduate School of                     1987
 (64)                    Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987,
                         he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a
                         Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995).
                         In addition, he serves as Chairman of the Board of Directors of the National
                         Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich
                         Hospital Association, a Member of the Public Oversight Board of the American
                         Institute of Certified Public Accountants' SEC Practice Section (1995), and as a
                         Public Governor of the National Association of Securities Dealers, Inc. (1996).

*Peter S. Lynch          Vice Chairman and Director of FMR (1992). Prior to May 31, 1990, he was a                   1990
 (54)                    Director of FMR and Executive Vice President of FMR (a position he held until
                         March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth
                         Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice
                         President of Fidelity Investments Corporate Services (1991-1992). He is a
                         Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation
                         (engineering and construction). In addition, he serves as a Trustee of Boston
                         College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and
                         Society for the Preservation of New England Antiquities, and as an Overseer of
                         the Museum of Fine Arts of Boston.

William O. McCoy         Vice President of Finance for the University of North Carolina (16-school system,              1997
 (63)                    1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of
                         the Board of BellSouth Corporation (telecommunication   , 1984    ) and President of
                         BellSouth Enterprises    (1986)    . He is currently a Director of Liberty Corporation
                         (holding company   , 1984    ), Weeks Corporation of Atlanta (real estate, 1994), and
                         Carolina Power and Light Company (electric utility, 1996)   , and the Kenan
                            Transport Co. (1996).     Previously, he was a Director of First American Corporation
                         (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994)
                         and for the Ken   an-    Flager Business School (University of North Carolina at Chapel
                         Hill   , 1988    ).

Gerald C. McDonough      Chairman of G.M. Management Group (strategic advisory services). Prior to his               1989
 (68)                    retirement in July 1988, he was Chairman and Chief Executive Officer of
                         Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of
                         ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996.

   Marvin L. Mann           Chairman of the Board, President, and Chief Executive Officer of Lexmark                    1993
    (64)                    International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and
                            President and General Manager of various IBM divisions and subsidiaries. Mr.
                            Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart
                            (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the
                            Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.

   Robert C. Pozen          Senior Vice President (effective August 1, 1997), President and a Director of               --
    (51)                    FMR (1997); and President and a Director of FMR Texas Inc. (1997), Fidelity
                            Management & Research (U.K.) Inc. (1997), and Fidelity Management &
                            Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General
                            Counsel, Managing Director, and Senior VIce President of FMR Corp.




   Thomas R. Williams          President of The Wales Group, Inc. (management and financial advisory services).           1989

    (69)                       Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First

                               Wachovia Corporation (bank holding company), and Chairman and Chief

                               Executive Officer of The First National Bank of Atlanta and First Atlanta

                               Corporation (bank holding company). He is currently a Director of BellSouth

                               Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher

                               Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life

                               Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc.

                               (restaurants, 1992).



_______________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of May 31, 1997, the nominees    and officers of the trust
    owned   ,     in the aggregate, less tha   n     1% of each
   fund's     outstanding shares.
        If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended December 31, 1996. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of
Trustees. Currently,    Messrs.     Kirk (Chairman), Gates   ,     McCoy
and Mrs. Davis     are members of the committee. The committee oversees and
monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications
of key personnel involved in the foregoing activities.    T    he committee
plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended December 31, 1996, the committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough, (Chairman), Jones and Williams. The committee members confer periodically and hold meetings as required. The committee makes
nominations for independent trustees   ,     and for membership    on
    committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel
employed by the trust and the independent trustees.    The committee in the
first instance monitors compliance with, and acts as the administrator of
the code of ethics applicable to the independent trustees.     During the
twelve months ended December 31, 1996, the committee held    four
meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 The following table sets forth information describing the compensation of each Trustee or Member of the Advisory Board of each fund for his or her services as trustee for the fiscal year ended December 31, 1996. COMPENSATION TABLE

Trustees                            Aggregate        Aggregate        Total
                                    Compensation     Compensation     Compensation
                                    from Fidelity    from Fidelity    from the Fund
                                    Global Bond      New Markets      Complex*,A
                                    FundB,C          Income
                                                     FundB,D

J. Gary Burkhead**   (dagger)       $ 0              $ 0              $ 0

Ralph F. Cox                         53               71               137,700

Phyllis Burke Davis                  53               68               134,700

Richard J. Flynn***                  66               85               168,000

Edward C. Johnson 3d**               0                0                0

E. Bradley Jones                     53               68               134,700

Donald J. Kirk                       54               69               136,200

Peter S. Lynch**                     0                0                0

William O. McCoy****                 26               45               85,333

Gerald C. McDonough                  53               69               136,200

Edward H. Malone***                  52               71               136,200

Marvin L. Mann                       52               70               134,700

Thomas R. Williams                   54               69               136,200


* Information is for calendar year ended December 31, 1996 for 235 funds in the complex.
** Interested trustees of the fund   s     are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
**** During the period from May 1, 1996 to December 31, 1996, William O. McCoy served as a member of the Advisory Board of the trust.
   (dagger) J. Gary Burkhead serves on the Board of Trustees through August 1, 1997 and, effective August 1, 1997, will serve as a Member of the Advisory Board of the trust.
A Compensation figures include cash, a pro-rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B Compensation figures include cash, and ma   y     include amounts
require   d     to be deferred, a pro-rate portion of benefits
accrue   d     under the retirement program for the periods December 30,
1996 and required to be deferred, and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $2, Phyllis Burke Davis, $2, Richard J. Flynn, $0, E. Bradley Jones, $2, Donald J. Kirk, $2 William O. McCoy, $0, Gerald C. McDonough, $2, Edward H. Malone, $2, Marvin L. Mann, $2 and Thomas R. Williams, $2.
D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $3, Phyllis Burke Davis, $3, Richard J. Flynn, $0, E. Bradley Jones, $3, Donald J. Kirk, $3, William O. McCoy, $0, Gerald C. McDonough, $3, Edward H. Malone, $3, Marvin L. Mann, $3 and Thomas R. Williams, $3.
 Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
    Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity Funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The funds may invest in the Reference Funds under the Plan without shareholder approval.
 As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection
with the termination of the retirement program, each    then-    existing
non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested
Trustees' Plan accounts are subject to vesting    and are treated as though
equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the
investment performance of the Reference Funds    . The termination of the
retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
    As of May 31, 1997, the Trustees and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.
2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AND PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firms of Coopers & Lybrand L.L.P. and Price Waterhouse LLP have been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Coopers & Lybrand L.L.P. has been selected to serve as the independent accountant for Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Global Bond Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund and Fidelity Worldwide Fund and Price Waterhouse LLP has been selected to serve as the independent accountant for Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity New Markets Income Fund, Fidelity Nordic Fund, Fidelity Southeast Asia Fund, and Fidelity United Kingdom Fund. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand L.L.P. and Price Waterhouse LLP have advised the trust that each has no direct or material indirect ownership interest in the trust.
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand L.L.P. and Price Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
       3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Fidelity Global Bond Fund and Fidelity New Markets Income Fund are funds of Fidelity Investment Trust, an open-end management investment company organized as a Massachusetts business trust, currently there are 19 other funds in the trust. The other funds in the trust are Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, Fidelity
U   nited     K   ingdom     Fund, and Fidelity Worldwide Fund.
Shareholders of each fund vote separately on matters concerning only that fund and vote on a trust-wide basis on matters that affect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Investment Trust, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds generally diverge over time. The Staff of the Securities and Exchange Commission (SEC) has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The table below shows a hypothetical example of this.
   Fund          Net Asset Value          $1,000
                                          investment in
                                          terms of

                                          number of
                                          shares

   A             $ 10.00                   100.000

   B             $ 7.57                    132.100

   C             $ 10.93                   91.491

   D             $ 1.00                    1,000.000

    For example, Fund D shareholders would have ten times the voting power of Fund A shareholders, because a $1,000 investment in Fund D would buy ten times as many shares as a $1,000 investment in Fund A. Accordingly, a one-share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and which is the result with respect to a typical corporation where each voting share generally has an equal market price.
 On matters requiring trust   -    wide votes where all funds are required
to vote, shareholders who own more shares with a lower NAV    than
other funds in the trust would        be giving other shareholder   s
in the trust more voting "power" th   an     they currently have. On
matter   s     affecting only one fund,    only     shareholders of that
fund vote on the issue. In this instance   ,     under both    the
current Declaration of Trust and an amended Declaration of Trust, all shareholders of the fund would have the same voting rights, since the NAV is the same for all shares in a single fund.
 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 sets forth the method of calculating voting rights for all shareholder votes for the trust. If approved, Article VIII, Section 1 will be amended as follows (material to be added is ((underlined)) and material to be deleted is [bracketed]):
((ARTICLE VIII))
((SHAREHOLDERS' VOTING POWERS AND MEETINGS))
((VOTING POWERS))
 Section 1. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled
to vote thereon. [Each whole Share shall be entitled to one vote    as
to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] ((A Shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.)) There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust to be taken by Shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amendment will become effective upon shareholder approval. If the proposal is not approved by the shareholders of trust,
   Article VIII, Section 1 of     the Declaration of Trust will remain
unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion, see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the holders of the outstanding voting securities of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. The current Declaration of Trust also requires shareholder notification within three months of such an appointment.
 The Trustees recommend that shareholders of the trust vote to eliminate the notification requirement from the trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed]. ((ARTICLE IV))
((THE TRUSTEES))
((RESIGNATION AND APPOINTMENT OF TRUSTEES))
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the Investment Company Act of 1940. Such appointment shall be evidenced by a written instrument signed by a majority of the
Trustees in office or by recording in the records of the    T    rust,
whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act.
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to
all shareholders of a trust would be costly    to the funds of the
trust    . If the proposal is approved, shareholders will be notified of
Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amendment will become effective upon shareholder
approval. If the proposal is not approved by the shareholders of    the
    trust,    Article IV, Section 4 of     the Declaration of Trust will
remain unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY
TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY   .
 The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company ("Master Feeder Fund Structure"). The purpose of a Master Feeder Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Master Feeder Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, each fund's policies do not allow for such investments. Proposal 6 on page seeks the approval of each fund's shareholders to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Master Feeder Fund Structure if a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with an
equity fund with low minimums designed for retail investors. Th   e
structure    in this example     allows several Feeder Funds with
substantially the same objective but different distribution and servicing features to combine their investments and manage them as one Master Fund instead of managing them separately. The Feeder Funds combine their investments by investing all of their assets in one Master Fund. (Each Feeder Fund invested in a single Master Fund retains its own characteristics, but is able to achieve operational efficiencies by investing together with the other Feeder Funds in the Master Feeder Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a Master Fund, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Master Feeder Fund Structure is permitted under the fund's investment policies (see Proposal 6), if they determine that a Master Feeder Fund Structure is in the best interest of a fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to each fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Master Feeder Fund Structure. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Master Feeder Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Master Feeder Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows: (material to be added is ((underlined))):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have the power and authority:
 (((t ) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;"))
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amendment will become effective upon shareholder approval. If the proposal is not approved by the shareholders of trust,
   Article V, Section 1     of the Declaration of Trust will remain
unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND PERMITTING EACH FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of each fund approve, the adoption of a new fundamental investment policy that would permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Master Feeder Fund Structure"). The purpose of the Master Feeder Fund Structure would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single "master" fund. In order to implement a Master Feeder Fund Structure, an amendment to the Declaration of Trust is proposed, as is the adoption of a new fundamental investment policy. Proposal 5 proposes to amend the Declaration of Trust to allow the Trustees to authorize the conversion to a Master Feeder Fund Structure when permitted by each fund's policies. This proposal would add a fundamental policy for each fund that permits a Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that each fund should invest in a Master Fund, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent each fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each fund's assets to be invested in a single Master Fund, without a further vote of shareholders. The Trustees will authorize such an investment only if they determine that action to be in the best interests of each fund and its shareholders and if, upon advice of counsel, they
determine that the investment will not have material adverse    tax
    consequences to each fund. Approval of Proposal 5 provides the Trustees with explicit authority to approve a Master Feeder Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of each fund that currently prohibit investment in shares of one investment company would not apply to permit the investment in a Master Fund managed by FMR or its affiliates or successor. These policies include each fund's limitations on concentration and underwriting.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Master Feeder Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be materially affected by its investment in a Master Fund, except that the assets of each fund would be managed as part of a larger pool. Were each fund to invest all of its assets in a Master Fund, it would hold only a single investment security, and the Master Fund would directly invest in individual securities pursuant to its investment objective. The Master Fund would be managed by FMR or an affiliate, such as FMR Texas, Inc. in the case of a money market fund. The Trustees would retain the right to withdraw each fund's investments from a Master Fund at any time and would do so if the Master Fund's investment objective and policies were no longer appropriate for each fund. Each fund would then resume investing directly in individual securities as it does currently. Whenever a Feeder Fund is asked to vote at a shareholder meeting of the Master Fund, the Feeder Fund will hold a meeting of its shareholders if required by applicable law or the Feeder Fund's policies to vote on the matters to be considered at the Master Fund shareholder meeting. The fund will cast its votes at the Master Fund meeting in the same proportion as the fund's shareholders voted at their meeting.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing each fund's assets in a Master Fund only if they determine that pooling is in the best interests of each fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to each fund or its shareholders. In determining whether to invest in a Master Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Master Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR may benefit from the use of a Master Feeder Fund Structure if overall assets under management are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If the fund's investment in a Master Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Master Feeder Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Master Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective
when the disclosure is    revised     to reflect the changes. If the
proposal is not approved by the shareholders of a fund, t   hat     fund's
current fundamental investment policies will remain unchanged with respect to potential investment in Master Funds.
7. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY GLOBAL BOND FUND. The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved and recommends that shareholders of the fund approve a proposal to adopt an amended management contract with Fidelity Management & Research Company
(FMR) (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. The Amended Contract also includes a discussion of FMR's ability to use brokers and dealers to execute portfolio transactions. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER
THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT).    FOR INFORMATION
ON FMR, SEE THE SECTION ENTITLED "ACTIVITIES AND MANAGEMENT OF FMR" ON PAGE
 .
 PROPOSED AMENDMENT TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as
Exhibit 1 on page        . Except for the modifications discussed above, it
is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled
"Present Management Contract   s    " beginning on page ). If approved by
shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through June 30, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees) and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 1998, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above
   $    192 billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by
FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $192 billion or less.
Above    $    192 billion in assets under FMR's management, the Group Fee
Rate declines under both the Present Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when
assets increase. The Amended Contract    adds 12 new     fee breakpoints
for assets under FMR's management above $192 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management
Contract   s    " beginning on page .)
   GROUP FEE RATE BREAKPOINTS

PRESENT CONTRACT                    AMENDED CONTRACT

Group Group        Present          Average Group      Amended
Assets             Contract*        Assets             Contract
($ billions)                        ($ billions)

   120 - 174           .1450%       84    -     120    .1500%

   Over 174            .1400%       120    -     156   .1450%

                                    156    -     192   .1400%

                                    192    -     228   .1350%

                                    228    -     264   .1300%

                                    264    -     300   .1275%

                                    300    -     336   .1250%

                                    336    -     372   .1225%

                                    372    -     408   .1200%

                                    408    -     444   .1175%

                                    444    -     480   .1150%

                                    480    -     516   .1125%

                                    Over 516           .1100%

The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present     Amended
Assets         Contract*   Contract
($ billions)

150            .1736%      .1736%

200            .1658%      .1652%

250            .1606%      .1587%

300            .1572%      .1536%

350            .1547%      .1494%

400            .1529%      .1459%

450            .1515%      .1427%

500            .1503%      .1399%

550            .1494%      .1372%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 Assets under FMR's management for May 31   ,     1997 were approximately
$   482     billion.
 COMPARISON OF MANAGEMENT FEES. For May   ,     1997, average assets under
management by FMR were $   482     billion. The fund's management fee rate
under the Amended Contract would have been    0.6909    %, compared to
   0.7007 % under the Present Contract. The management fee rate will remain the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $192 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract. The following chart compares the fund's management fee under the terms of the Present Contract for the fiscal year ended December 31, 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect.
Present Contract   Amended Contract   Percentage
Management Fee*    Management Fee     Difference



$ 1,029,193        $ 1,018,449         (1.04)%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 TRANSACTIONS WITH BROKERS-DEALERS. The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided. If FMR grants investment management
authority to a sub-adviser pursuant to a Sub   -A    dvisory Agreement, the
sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below.
 The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund and to its other clients, and conversely, such research provided by broker-dealers who execute transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 The fund has already been authorized by the Board of Trustees, consistent with the federal securities laws and the rules and regulations of the Securities and Exchange Commission, to place portfolio transactions through broker-dealers who are affiliated with FMR and through broker-dealers who provide research. The Amended Contract expressly recognizes this authority. MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including the Independent Trustees
on    October 9,     199   6.     The Board of Trustees considered and
approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, and September to October 1993. The Board of Trustees consider and approve twice every year portfolio transactions with broker-dealers who provide research
services    to     the funds. The Board of Trustees received materials
relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR,
(5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on
personal securities transactions,    and     (7) the nature, cost and
quality of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR,
(e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's fixed income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 With regard to the section of the proposed contract describing the changes to portfolio transactions, the Trustees considered the value of research provided by the broker-dealers, the quality of the execution services provided, and the level of commissions paid. While the fund does not generally purchase securities through a broker-dealer by paying commissions, the Board of Trustees determined that amending the management contract to expressly recognize the authority of FMR to use affiliated broker-dealers and broker-dealers who provide research services furthers the goal of standardizing management contracts for Fidelity funds, and that explicitly permitting all Fidelity funds to utilize certain broker-dealers is beneficial to the fund.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the addition of the discussion of FMR's ability to use brokers and dealers to execute portfolio transactions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval.
8. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY NEW MARKETS
INCOME FUND.
 The Board of Trustees including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has
approved   ,     and recommends that shareholders of the fund approve a
proposal to adopt an amended management contract with Fidelity Management & Research Company (FMR) (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE
PRESENT CONTRACT).    FOR INFORMATION ON FMR, SEE THE SECTION ENTITLED
"ACTIVITIES AND MANAGEMENT OF FMR" ON PAGE .
 PROPOSED AMENDMENT TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as
Exhibit 2 on page . Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present
Management Contract   s    " beginning on page .) If approved by
shareholders, the Amended Contract will take effect on the first day of the first month following shareholder approval and will remain in effect through June 30, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees) and
(ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 1998, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above
   $    192 billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by
FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $192 billion or less.
Above    $    192    billion     in assets under FMR's management, the
Group Fee Rate declines under both the Present Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when
assets increase. The Amended Contract    adds 12 new     fee breakpoints
for assets under FMR's management above $192 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management
Contract   s    " beginning on page .)
   GROUP FEE RATE BREAKPOINTS

PRESENT CONTRACT                    AMENDED CONTRACT

Group Group Assets   Present         Average Group Assets   Amended
($ billions)         Contract*       ($ billions)           Contract

   120 - 174         .1   45    0%   84    -     120        .1500%

   Over 174             .1400%       120    -     156       .1450%

                                     156    -     192       .1400%

                                     192    -     228       .1350%

                                     228    -     264       .1300%

                                     264    -     300       .1275%

                                     300    -     336       .1250%

                                     336    -     372       .1225%

                                     372    -     408       .1200%

                                     408    -     444       .1175%

                                     444    -     480       .1150%

                                     480    -     516       .1125%

                                     Over 516               .1100%

 The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net Assets   Present     Amended
($ billions)       Contract*   Contract

150                .1736%      .1736%

200                .1658%      .1652%

250                .1606%      .1587%

300                .1572%      .1536%

350                .1547%      .1494%

400                .1529%      .1459%

450                .1515%      .1427%

500                .1503%      .1399%

550                .1494%      .1372%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 Assets under FMR's management for May 31, 1997 were approximately
$   482     billion.
 COMPARISON OF MANAGEMENT FEES. For May, 1997, average assets under
management by FMR were $   482     billion. The fund's management fee rate
under the Amended Contract would have been    0.6909    %, compared to
   0.7007 % under the Present Contract. The management fee rate will remain the same under both the Present Contract and the Amended Contract
until assets under FMR's management exceed $   192     billion, at which
point the management fee rate under the Amended Contract begins to decline relative to the Present Contract. The following chart compares the fund's management fee under the terms of the Present Contract for the fiscal year ended December 31, 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect.
   Present Contract
            Amended Contract   Percentage
       Management        Fee*   Management Fee     Difference



$ 1,558,411                     $ 1,541,411         (1.0   9    )%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including the Independent Trustees on
   October 9,    199   6.     The Board of Trustees considered and approved
the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, and September to October 1993. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR,
(5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on
personal securities transactions,    and     (7) the nature, cost and
quality of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR,
(e) investment performance,(f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the
Independent Trustees did n   o    t identify any single factor as
all-important or controlling and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's fixed income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION.        Based on their evaluation of all material factors and
assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote
FOR the Amended Contract.    If approved by shareholders, the Amended
Contract will take effect on the first day of the first month following approval.
9. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH    FIDELITY INVESTMENTS
    J   APAN LIMITED     FOR FIDELITY GLOBAL BOND FUND.
 In conjunction with its portfolio management responsibilities on behalf of Fidelity Global Bond Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of the fund approve a sub-advisory agreement (the Proposed Agreement) between FIJ and FMR on behalf of the fund. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FIJ, but also would permit FMR to grant FIJ investment management authority if FMR believes it would be beneficial to the fund and its shareholders. BECAUSE FMR WOULD PAY ALL OF FIJ'S FEES, THE PROPOSED AGREEMENT WOULD NOT AFFECT THE FEES PAID BY THE FUND TO FMR. In addition, the Proposed Agreement includes a discussion of FIJ's ability to use brokers and dealers to execute portfolio transactions, consistent with
the authority granted FMR under the Management Contract.    If approved by
shareholders, the Amended Contract will take effect on the first day of the first month following approval.
 On    October     9, 1996, the Board of Trustees agreed to submit the
Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to receive investment advice and research services from FIJ as well as to grant investment management authority to FIJ would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FIJ, the ability to execute portfolio transactions from points in Japan that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 5.
 FIJ, established in 1986 with its principal office in Tokyo, Japan is a
wholly-owned subsidiary of Fidelity International Limited    (FIL)    , an
affiliate of FMR organized under the laws of Bermuda. In 1994, FIJ registered as an investment advisor with the SEC in order to provide
investment advisory services to FMR with respect to foreign securities   ,
primarily Japanese securities    . This research complements other research
on foreign securities produced by FMR's U.S.-based research analysts and
portfolio managers, obtained f   ro    m other FMR sub-advisor affiliates
with whom FMR has entered into sub-advisory agreements, or obtained from broker-dealers or other sources.
 FIJ may also provide investment advisory and management services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FIJ's only client other than FMR is FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FIJ, Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FIJ, see the section entitled "Activities and Management of FIIA, FIIAL U.K., and FIJ" on page .
 Under the Proposed Agreement, FIJ could act as an investment consultant to FMR and could supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIJ would provide investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in the Far East. Under the Proposed Agreement with FIJ, FMR, NOT THE FUND, would pay FIJ 30% of FMR's monthly management fee with respect to the average market value of investments held by the fund for which FIJ shall have provided investment advice.
 Under the Proposed Agreement, FMR could also grant investment management authority with respect to all or a portion of the fund's assets to FIJ. If FIJ were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FIJ. If FMR grants investment management authority to FIJ with respect to all or a portion of the fund's assets, FIJ would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FIJ, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FIJ would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.
 To the extent that FMR granted investment management authority to FIJ, FMR would pay FIJ 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FIJ for investment management services.
 If approved by shareholders, the Proposed Agreement would take effect on October 1, 1997 (or, if later, the first day of the month following approval) and would continue in force until July 31, 1998 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FIJ without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws and regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Fidelity Global Bond Fund and its shareholders. The Trustees
recommend voting FOR the proposal.    If approved by shareholders, the
Proposed Agreement will take effect on the first day of the first month
following approval.     If the Proposed Agreement is not approved, FMR will
continue to man   a    ge the fund under its Management Contract with the
flexibility to use sub-advisors, excluding FIJ, as previously
   approved    .
10. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF FIDELITY GLOBAL BOND FUND FROM A SEPARATE SERIES OF ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER.
 The Board of Trustees have approved an Agreement and Plan of Reorganization (the Plan of Reorganization) in the form attached to this Proxy Statement as Exhibit 3. The Plan of Reorganization provides for a reorganization of Fidelity Global Bond Fund (the Fund) from a separate series of Fidelity Investment Trust, a Massachusetts business trust, to a newly-established, separate series of Fidelity School Street Trust (the Trust), also a Massachusetts business trust (the Reorganization).
 The investment objective, policies, and limitations of the Fund will not change except as approved by shareholders and as described in this proxy statement. A separate series of the Trust will carry on the business of the Fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the Fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this
proxy statement). Since both Investment Trust and    the     Trust are
Massachusetts business trusts, organized under substantially similar Declarations of Trust, the rights of the security holders of the Fund under state law and the governing documents are expected to remain unchanged
after the Reorganization    (    except    for a possible change     with
regard to shareholder voting rights as described below), nor will the Reorganization affect the operation of the Fund in a material manner. The same individuals serve as Trustees of both trusts. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Declaration of Trust permits the Trustees to create one or more additional series or funds. Shareholder voting rights for the Fund are based on the number of shares owned (share-based voting) while shareholder voting rights for the Series will be based on the total dollar interest in
the Series (dollar-based voting)   . If proposal 3 (see page 8) is approved
by the shareholders, however, shareholder voting rights in the fund would
also be dollar-based.     While the differences between the shareholder
voting rights would have no bearing on matters affecting only one fund in a trust, on matters requiring trust-wide votes where all funds in a trust are required to vote dollar-based voting provides shareholders voting power that is proportionate to their economic interest whereas share-based voting may provide shareholders who own shares with a lower net asset value than other funds in the trust with a disproportionate ability to affect the vote relative to shareholders of the other funds in the trust. After the Reorganization, the voting rights of Fund shareholders will change to reflect those of the Series. For more information regarding voting rights of shareholders of the Fund, refer to the section of the Fund's Statement
of Additional Information called "Description of the Trust.   "     The
Trust's fiscal year end is December 31, which is different than that of the
Investment Trust.        The Trustees may change the fiscal year end of the
Trust at their discretion in the future.
 FMR, the Fund's investment adviser, will be responsible for the investment management of the Series, subject to the supervision of the Board of Trustees, under a management contract identical to the contract in effect
between FMR and the Fund    immediately prior to the Closing Date, defined
below, (including as it may be modified pursuant to a vote of shareholders
of the fund as proposed in this Proxy Statement)     (the Present
Management Contract;   . S    imilarly, Fidelity Management & Research
(U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisor U.K. Limited (FIIAL U.K.), the Fund's sub-advisers, will have primary responsibility for providing investment advice and research services outside the United States or investment management authority under Sub-Advisory Agreements substantially identical to the agreements currently in effect between FMR U.K. and FMR Far East
(FIIA) and (FIIAL U.K.) and FMR    immediately prior to the Closing Date,
defined below, (including as it may be modified pursuant to a vote of
shareholders of the fund as proposed in this Proxy Statement)     (the
Present Sub-Advisory Agreements).
 The Fund's distribution agent, Fidelity Distributors Corporation (FDC), will distribute shares of the Series under a General Distribution Agreement identical to the contract currently in effect between FDC and the Fund.
 REASON FOR THE PROPOSED REORGANIZATION. The Fund is presently organized as a series of Investment Trust, which has 21 series of shares or funds. The Board of Trustees unanimously recommend conversion of the Fund to a separate series of the Trust (i.e., into the Series) which will succeed to
the business of the Fund. Moving the Fund from    Investment     Trust to
the Trust will consolidate and streamline the production and mailing of certain legal documents. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The proposed reorganization incorporating the International Bond Funds
into School Street Trust        will minimize the return of capital risk to
School Street Trust. Fidelity Global Bond Fund and Fidelity New Markets Income Fund are currently the only series of the trust with a December 31 fiscal year end. The proposed reorganization would allow FMR to incorporate the funds into a trust with the same fiscal year end, therefor consolidating the documents for increased efficiency.
 The proposal to present the Plan of Reorganization to shareholders was approved by the Board of Trustees of Investment Trust, including all of the
Trustees who are not interested persons of FMR, on    June 19    ,
199   7    . The Board of Trustees recommends that Fund shareholders vote
FOR the approval of the Plan of Reorganization described below. Such a vote encompasses approval of the conversion of the Fund to a separate series of the Trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); and authorization of School Street Trust as sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) the Sub-Advisory Agreements between FMR and FMR U.K., FMR Far East, FIJ, FIIA and FIIAL U.K. with respect to the Series and (iii) the Distribution and Service Plan under Rule 12b-1, identical to the contract or Plan, as the case may be, currently in effect
with the Fund    immediately prior to the Closing Date    . If shareholders
of the Fund do not approve the Plan of Reorganization, the Fund will continue to operate as a series of Investment Trust.
 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is attached as Exhibit 3 to this Proxy Statement.
 On the Closing Date of the Reorganization (defined below), the Fund will transfer all of its assets to the Series, a series of shares of the Trust established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the Fund and the issuance of shares of beneficial interest in the Series (Trust Series Shares) equal to the number of Fund shares outstanding on the Closing Date. Immediately thereafter, the Fund will distribute one Trust Series Share for each Fund share (the Fund Shares) held by the shareholder on the Closing Date to each Fund shareholder, in liquidation of such Fund Shares. Immediately after this distribution of the Trust Series Shares, the Fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL TRUST SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.
 The Plan of Reorganization authorizes School Street Trust as the then sole initial shareholder of the Series to approve (i) a Management Contract with FMR for the Series (the New Management Contract), (ii) the Sub-Advisory Agreements between FMR and FMR U.K., FMR Far East, FIJ, FIIA and FIIAL U.K. with respect to the Series (the New Sub-Advisory Agreements), and (iii) the Distribution and Service Plan identical to the contract or plan, as the
case may be, currently in effect with the Fund    immediately prior to the
Closing Date (including as the Management and Contract, Sub-Advisory Agreement or the Distribution and Service Plan may be modified pursuant to a vote of shareholders of the fund as proposed in this Proxy
Statement.)
 The Trust's Board of Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract, the New Sub-Advisory Agreements, and the New Plan will take effect on the Closing Date. The New Management Contract, the New Sub-Advisory Agreements, and the New Plan will continue in force until
   July 31, 1998    . Each agreement will continue in force thereafter from
year to year so long as its continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Trust, FMR, FMR U.K., FMR Far East, FIJ, FIIA or FIIAL U.K. cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the Series. The New Plan will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract, New Sub-Advisory Agreements, and New Plan will be terminable without penalty on sixty days' written notice either by the Trust, or FMR, FMR U.K., FMR Far East, FIJ, FIIA or FIIAL U.K. as the case may be, and will terminate automatically in the event of its assignment.
 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on February 28, 1998 (the Closing Date). However, the Reorganization may become effective at such later date as the parties may agree in writing.
 The obligations of Investment Trust and the Trust under the Plan of Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by Fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Either trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. The Trust's transfer agent will establish an account for the Series' shareholders containing the appropriate number and denominations of Trust Series Shares to be received by each holder of Fund Shares under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for the Fund's shareholders. Fund shareholders who are receiving payment under a withdrawal plan with respect to Fund Shares will retain the same rights and privileges as to Trust Series Shares under the Plan of Reorganization. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a Fund shareholder with respect to Fund Shares.
 EXPENSES. The fund and the Series shall both be responsible for all of
their respective expenses of Reorganization estimates at $   8,000     in
the aggregate.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the Fund, which prohibit the Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the Fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE REORGANIZATION. Each trust has received an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the Series, or the Fund's shareholders upon (1) the transfer of the Fund's assets in exchange solely for the Trust Series Shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities or (2) the distribution of Trust Series Shares to the Fund's shareholders in liquidation of their Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Trust Series Shares to be received by each Fund shareholder will be the same as that of his or her Fund Shares immediately prior to the Reorganization; and (b) each Fund shareholder's holding period for his or her Trust Series Shares will include the Fund shareholder's holding period for his or her Fund Shares, provided that said Fund Shares were held as capital assets on the date of the exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to convert the Fund into a separate series of a Massachusetts business trust is in the best interest of the Fund's shareholders. The Trustees recommend that the Fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the Fund to a separate series of a Massachusetts business trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); authorization of the School Street Trust, as sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) Sub-Advisory Agreements for the Series between FMR, FMR U.K., FMR Far East, FIJ, FIIA and FIIAL U.K. and (iii) a Distribution and Service Plan under Rule 12b-1, identical to the contract or plan, as the case may be, currently in effect
with the Fund    immediately prior to the Closing Date (including as the
Management Contract, Sub-Advisory Agreement or the Distribution and Service Plan may be modified pursuant to a vote of shareholders of the fund as
proposed in this Proxy Statement.)     If approved, the Plan of
Reorganization will take effect on the Closing Date including the
Management Contract    which     may be modified pursuant to a vote of
shareholders of the fund as proposed in this Proxy Statement. If the Plan of Reorganization is not approved, the Fund will continue to operate as a fund of Investment Trust.
11. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF FIDELITY NEW MARKETS INCOME FUND FROM A SEPARATE SERIES OF ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER.
 The Board of Trustees have approved an Agreement and Plan of Reorganization (the Plan of Reorganization) in the form attached to this Proxy Statement as Exhibit 4. The Plan of Reorganization provides for a
reorganization of Fidelity New Markets Income Fund        (the Fund) from a
separate series of Fidelity Investment Trust, a Massachusetts business trust, to a newly-established, separate series of Fidelity School Street Trust (the Trust), also a Massachusetts business trust (the Reorganization).
 The investment objective, policies, and limitations of the Fund will not change except as approved by shareholders and as described in this proxy statement. A separate series of the Trust will carry on the business of the Fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the Fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this proxy statement). Since both Investment Trust and the Trust are Massachusetts business trusts, organized under substantially similar Declarations of Trust, the rights of the security holders of the Fund under state law and the governing documents are expected to remain unchanged
after the Reorganization    (    except    for a possible change     with
regard to shareholder voting rights as described below), nor will the Reorganization affect the operation of the Fund in a material manner. The same individuals serve as Trustees of both trusts. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Declaration of Trust permits the Trustees to create one or more additional series or funds. Shareholder voting rights for the Fund are based on the number of shares owned (share-based voting)while shareholder voting rights for the Series will be based on the total dollar interest in
the Series (dollar-based voting).    If proposal 3 (see page ) is approved
by the shareholders, however shareholder voting rights in the Fund would
also be dollar-based.     While the differences between the shareholder
voting rights would have no bearing on matters affecting only one fund in a trust, on matters requiring trust-wide votes where all funds in a trust are required to vote dollar-based voting provides shareholders voting power that is proportionate to their economic interest whereas share-based voting may provide shareholders who own shares with a lower net asset value than other funds in the trust with a disproportionate ability to affect the vote relative to shareholders of the other funds in the trust. After the Reorganization, the voting rights of Fund shareholders will change to reflect those of the Series. For more information regarding voting rights of shareholders of the Fund, refer to the section of the Fund's Statement
of Additional Information called "Description of the Trust."        The
Trust's fiscal year end is December 31, which is different than that of the
Investment Trust.        The Trustees may change the fiscal year end of the
Trust at their discretion in the future.
 FMR, the Fund's investment adviser, will be responsible for the investment management of the Series, subject to the supervision of the Board of Trustees, under a management contract identical to the contract in effect
between FMR and the Fund    immediately prior to the Closing Date, defined
below, (including as it may be modified pursuant to a vote of shareholders
of the funds as proposed in this Proxy Statement)     (the Present
Management Contract   . S    imilarly, Fidelity Management & Research
(U.K.) Inc. (FMR U.K.)   ,     Fidelity Management & Research (Far East)
Inc. (FMR Far East), Fidelity International Investment Advisors (FIIA), Fidelity International Investment Advisor U.K. Limited (FIIAL), and
Fidelity Investments Japan    Ltd.     (FIJ) the Fund's sub-advisers, will
have primary responsibility for providing investment advice and research services outside the United States or investment management authority under Sub-Advisory Agreements substantially identical to the agreements currently
in effect between FMR U.K., FMR Far East   ,     FIIA, FIIAL U.K. and FIJ
and FMR    immediately prior to the Closing Date, defined below, (including as it may be modified pursuant to a vote of shareholders of the funds as
proposed in this Proxy Statement)     (the Present Sub-Advisory
Agreements).
 The Fund's distribution agent, Fidelity Distributors Corporation (FDC), will distribute shares of the Series under a General Distribution Agreement identical to the contract currently in effect between FDC and the Fund.
 REASON FOR THE PROPOSED REORGANIZATION. The Fund is presently organized as a series of Investment Trust, which has 21 series of shares or funds. The Board of Trustees unanimously recommend conversion of the Fund to a separate series of the Trust (i.e., into the Series) which will succeed to the business of the Fund. Moving the Fund from Investment Trust to the Trust will consolidate and streamline the production and mailing of certain legal documents. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The proposed reorganization incorporating the International Bond Funds
into    the     Trust        will minimize the return of capital risk to
School Street Trust. Fidelity Global Bond Fund and Fidelity New Markets Income Fund are currently the only series of the trust with a December 31 fiscal year end. The proposed reorganization would allow FMR to incorporate the funds into a trust with the same fiscal year end, therefor consolidating the documents for increased efficiency.
    The proposal to present t    he Plan of Reorganization    to
shareholders     was approved by the Board of Trustees of Investment Trust, including all of the Trustees who are not interested persons of FMR, on
   June 19    , 199   7    . The Board of Trustees recommend that Fund
shareholders vote FOR the approval of the Plan of Reorganization described below. Such a vote encompasses approval of the conversion of the Fund to a separate series of the Trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); and authorization of School Street Trust as sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) the Sub-Advisory
Agreements between FMR and FMR U.K., FMR Far East,    FIJ,     FIIA,
and     FIIAL U.K. and with respect to the Series and (iii) the
Distribution and Service Plan under Rule 12b-1, identical to the contract or Plan, as the case may be, currently in effect with the Fund
immediately prior to the Closing Date    . If shareholders of the Fund do
not approve the Plan of Reorganization, the Fund will continue to operate as a series of Investment Trust.
 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is attached as Exhibit 4 to this Proxy Statement.
 On the Closing Date of the Reorganization (defined below), the Fund will transfer all of its assets to the Series, a series of shares of the Trust established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the Fund and the issuance of shares of beneficial interest in the Series (Trust Series Shares) equal to the number of Fund shares outstanding on the Closing Date. Immediately thereafter, the Fund will distribute one Trust Series Share for each Fund share (the Fund Shares) held by the shareholder on the Closing Date to each Fund shareholder, in liquidation of such Fund Shares. Immediately after this distribution of the Trust Series Shares, the Fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL TRUST SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.
    T    he Plan of Reorganization authorizes Investment Trust as the then sole initial shareholder of the Series to approve (i) a Management Contract with FMR for the Series (the New Management Contract), (ii) the
Sub-Advisory Agreements between FMR and FMR U.K., FMR Far East,    FIJ,
    FIIA,    and     FIIAL U.K. and with respect to the Series (the New
Sub-Advisory Agreements), and (iii) the Distribution and Service Plan identical to the contract or plan, as the case may be, in effect with the
Fund    immediately prior to the Closing Date (including as the Management
Contract, Sub-Advisory Agreement or Distribution and Service Plan may be modified pursuant to a vote of shareholders of the fund as proposed in this Proxy Statement).
 The Trust's Board of Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract, the New Sub-Advisory Agreements, and the New Plan will take effect on the Closing Date. The New Management Contract, the New Sub-Advisory Agreements, and the New Plan will continue in force
until    July 31, 1998    . Each agreement will continue in force
thereafter from year to year so long as its continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not
"interested persons" of the Trust, FMR, FMR U.K.   ,     FMR Far East,
   FIJ, FIIA or FIIAL U.K.     cast in person at a meeting called for the
purpose of voting on such approval, and (ii) by vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the Series. The New Plan will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract, New Sub-Advisory Agreements, and New Plan will be terminable without penalty on sixty days' written notice either by the Trust, or FMR,
FMR U.K., FMR Far East,    FIJ,     FIIA,    or     FIIAL U.K. as the case
may be, and will terminate automatically in the event of its assignment.
 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on February 28, 1998 (the Closing Date). However, the Reorganization may become effective at such later date as the parties may agree in writing.
 The obligations of Investment Trust and the Trust under the Plan of Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by Fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Either trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. The Trust's transfer agent will establish an account for the Series' shareholders containing the appropriate number and denominations of Trust Series Shares to be received by each holder of Fund Shares under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for the Fund's shareholders. Fund shareholders who are receiving payment under a withdrawal plan with respect to Fund Shares will retain the same rights and privileges as to Trust Series Shares under the Plan of Reorganization. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a Fund shareholder with respect to Fund Shares.
 EXPENSES.    The fund and the Series shall both be responsible for all of their respective expenses of Reorganization estimates at $8,000 in the
aggregate    .
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the Fund, which prohibit the Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the Fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE REORGANIZATION. Each trust has received an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the Series, or the Fund's shareholders upon (1) the transfer of the Fund's assets in exchange solely for the Trust Series Shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities or (2) the distribution of Trust Series Shares to the Fund's shareholders in liquidation of their Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Trust Series Shares to be received by each Fund shareholder will be the same as that of his or her Fund Shares immediately prior to the Reorganization; and (b) each Fund shareholder's holding period for his or her Trust Series Shares will include the Fund shareholder's holding period for his or her Fund Shares, provided that said Fund Shares were held as capital assets on the date of the exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to convert the Fund into a separate series of a Massachusetts business trust is in the best interest of the Fund's shareholders. The Trustees recommend that the Fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the Fund to a separate series of a Massachusetts business trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); authorization of the Investment Trust, as sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) Sub-Advisory
Agreements for the Series between FMR and FMR U.K.   ,     FMR Far East,
   FIJ, FIIA and FIIAL U.K.     and (iii) a Distribution and Service Plan
under Rule 12b-1, identical to the contract or plan, as the case may be, in
effect with the Fund    immediately prior to the Closing Date (including as
the Management Contract, Sub-Advisory Agreement or the Distribution and Service Plan may be modified pursuant to a vote of shareholders of the fund
as proposed in this Proxy Statement    .   )     If approved, the Plan of
Reorganization will take effect on the Closing Date. If the Plan of Reorganization is not approved, the Fund will continue to operate as a fund of Investment Trust.
12. TO AMEND FIDELITY GLOBAL BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.
 The fund's fundamental investment limitation concerning real estate currently states:
 "The fund may not purchase or sell real estate (but this shall not prevent the fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans)."
 The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following fundamental investment limitation governing purchases and sales of real estate.
    "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to conform the fund's fundamental real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of
Standardized Investment Limitations"    below.    ) If the proposal is
approved, the new fundamental real estate limitation may not be changed without the approval of shareholders.
 Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the fund is managed, the investment performance of the fund or the securities or instruments in which the fund invests. However, to the extent that the fund invests to a greater extent in real estate related securities, it will be subject to the risks of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.
 The fund does not expect to acquire real estate. However, the proposed limitation would clarify several points. First, the proposed limitation would make explicit that the fund may acquire a security or other instrument that is secured by a mortgage or other right to foreclose on real estate, in the event of a default. Second, the proposed limitation would clarify the fact that the fund may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities or other instruments are,
of course, subject to the fund investment objective and    policies     and
to other limitations regarding diversification and concentration in particular industries. Also, the proposed limitation specifically permits the fund to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the fund regularly invests, FMR considers this to be a remote possibility. The proposed limitation covers all types of real estate-related investments, while the current limitation refers to "marketable" securities. Any unmarketable investments will continue to be limited to 15% of net assets by the fund's existing non-fundamental limitations.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective
when the disclosure is    revised     to reflect the changes. If the
proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposal 13 is to revise    Global Bond Fund's
investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder approval. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way the fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by the fund, it will contribute to the overall objectives of standardization.
13. TO AMEND FIDELITY GLOBAL BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.
 The fund's current fundamental investment limitation concerning borrowing states:
    "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed), less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation."
 The Trustees recommend that shareholders of Fidelity Global Bond Fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
    "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the proposal is to revise Fidelity Global Bond Fund's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed fundamental limitation concerning borrowing is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed fundamental limitation would clarify two points. First, under the proposed limitation, the fund must reduce borrowings that come to exceed 33 1/3% of its total assets for any reason. While under the current limitations, the fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets. Second, the proposed limitation differs from that of Fidelity Global Bond Fund's current limitation because it specifically defines "three days" to exclude Sundays and holidays, while the funds' current limitation simply states three business days.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective
when the disclosure is    revised     to reflect the changes. If the
proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Fidelity Global Bond Fund and Fidelity New Markets Income Fund and advised by FMR is contained in the Table of Average Net Assets and Expense
Ratios in Exhibit 6 beginning on page        .
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board;
Robert C. Pozen, President;    and     Peter S. Lynch, Vice Chairman. With
the exception of Robert C. Pozen    who is proposed for election as a
Trustee,     each of the Directors is also a Trustee of the trust.
Edward C    . Johnson 3d, J. Gary Burkhead, John H. Costello, Arthur S.
Loring,    Robert C. Pozen (effective August 1, 1997),     Leonard M. Rush,
   Richard A. Silver,     Fred L. Henning, Jr., and John Carlson are
currently officers of the trust and officers or employees of FMR or FMR
Corp. With the exception of Mr. Costello    and Mr. Silver, all of these
persons     hold or have options to acquire stock of FMR Corp. The
principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period January 1, 1996 through May 31, 1997, the   re were no
    transactions entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and
equivalent stock, or preferred stock of FMR Corp   .
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.
 Funds with investment objectives similar to Fidelity Global Bond Fund and
Fidelity New Markets Income Fun   d     managed by FMR with respect to
which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 6 beginning on
page        .
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d,
Chairman, and    Robert C. Pozen,     President. Mr. Johnson 3d also is
President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of FMR Texas Inc. (FMR Texas); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., Chairman of the Board and of the Executive Committee of FMR, and a Director of FMR. In
addition, Mr.    Pozen     is Senior Vice President    (effective August 1,
1997)     and    is proposed for election as     a Trustee of the
trust   ;     Director of FMR; and President and Director of FMR Texas   .
Mr. Pozen has been appointed as a Trustee of certain other funds advised by
FMR, effective August 1, 1997.     Each of the Directors is a stockholder
of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
ACTIVITIES AND MANAGEMENT OF FIJ, FIIA, AND FIIAL U.K.
 FMR, on behalf of New Market Income Fund, has entered into a sub-advisory agreement with FIJ and FIIA, both wholly owned subsidiaries of Fidelity International Limited (FIL). Fidelity Global Bond Fund has entered into a sub-advisory agreement with FIIA. FIIA in turn has entered into a sub-advisory agreement with its U.K. subsidiary, FIIAL U.K.
 The sub-advisers provide research and investment recommendations with respect to companies based outside of the United States. FIJ focuses on companies primarily based in Japan and other parts of Asia. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIAL U.K. focuses primarily on companies based in the U.K. and Europe. Open-end funds with investment objectives similar to Fidelity Global Bond Fund and Fidelity New Markets Income Fund managed by FMR with respect to which FMR currently has sub-advisory agreements, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit
6 beginning on page        .
 The Directors of FIJ are Bill   y     Wilder, President,    Simon Fraser,
Simon Haslam,     Edward C. Johnson 3d, Nobuhide Kamiyama, Noboru Kawai,
Yasuo Kuramoto,    Lawrence Repeta    , and Hiroshi Yamashita. With the
exception of Mr. Edward C. Johnson 3d, the principal business address of
each of the Directors is Shiroyama JT Mori B   ldg.    , 4-3-1 Toranomon,
Minato-ku, Tokyo 105, Japan. The principal business address of Mr. Edward
C. Johnson 3d is 82 Devonshire Street, Boston, Massachusetts 02109.
 The Directors of FIIA are David J. Saul, President, Anthony    J.
Bolton, Charles T. Collis, William R. Ebsworth, Brett    P.     Goodin,
Simon Haslam    K.C. Lee, and Peter Phillips    . The principal business
address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.
 The Directors of FIIAL U.K. are Anthony Bolton, Pamela Edwards, Simon Haslam, and Sally Walden. The principal business address of each of the
Directors is    26 Lovat Lane, London,     England    EC3R8LL    .
 FIIA also is the investment adviser of Fidelity Advisor Emerging Asia Fund, Inc. and Fidelity Advisor Korea Fund, Inc., closed-end investment
companies with net assets of approximately $   128,181,000     and
$   53,808,000    , respectively, as of    May 31, 1997    . As
compensation for its services to each closed-end fund, FIIA receives 60% of the management fee paid by that fund to FMR. The Emerging Asia Fund management fee has two components, a basic fee and a performance adjustment. The basic fee is payable monthly at an annual rate equal to 1.00% of the Emerging Asia Fund's average daily net assets. The performance adjustment may increase or decrease the basic fee by up to 0.25% annually, based on the Emerging Asia Fund's performance (over a rolling performance
period of up to 36 months) as compared to the    Morgan Stanley Capital
International All Country Asia     ex Japan    Free     Index. The Korea
Fund management fee is payable monthly at an annual rate equal to 1.00% of Korea Fund's average daily net assets. At FIIA's request, FIJ may provide sub-advisory services with respect to either fund's investments. As compensation for these services, FIJ would receive 50% of the fee paid to FIIA by that fund in respect of the assets of the fund managed by FIJ on a discretionary basis and 30% of the fee paid to FIIA in respect of the assets of that fund managed by FIJ on a non-discretionary basis.
PRESENT MANAGEMENT CONTRACT   S
 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposals 7 and 8.
 In addition to the management fee payable to FMR, each fund pays transfer
agent and pricing and bookkeeping fees to Fidelity Service Company   ,
Inc. (FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment
Company Institute dues.    E    ach fund is also liable for such
non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
    Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by Fidelity Global Bond Fund and Fidelity New Markets Income Fund for fiscal 1996 amounted to $605,872 and $640,737, respectively. FSC also received fees for administering each fund's securities lending program. Securities lending fees are based on the number and duration of individual securities loans. There were no securities lending fees for fiscal 1996 for Fidelity Global Bond Fund and Fidelity New Markets Income Fund.
 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
 FMR is each fund's manager pursuant to management contracts dated December 1, 1992 (Global Bond Fund) and April 15, 1993 (New Markets Income Fund) at which time a proposed reduction in the Group Fee rate was approved.
 For the services of FMR under the contract, each fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
 COMPUTING THE BASIC FEE. Each fund's basic fee rate is composed of two elements: a group fee rate and an individual fund fee rate.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $453 billion of group net assets
- the approximate level for December 31, 1996 - was 0.1425%, which is the weighted average of the respective fee rates for each level of group net assets up to $453 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate

$0            -        3 billion   .3700%     $ 0.5 billion   .3700%

 3            -        6           .3400      25              .2664

 6            -        9           .3100      50              .2188

 9            -        12          .2800      75              .1986

 12           -        15          .2500      100             .1869

 15           -        18          .2200      125             .1793

 18           -        21          .2000      150             .1736

 21           -        24          .1900      175             .1695

 24           -        30          .1800      200             .1658

 30           -        36          .1750      225             .1629

 36           -        42          .1700      250             .1604

 42           -        48          .1650      275             .1583

 48           -        66          .1600      300             .1565

 66           -        84          .1550      325             .1548

 84           -        120         .1500      350             .1533

120           -        174         .1450      400             .1507

174           -        228         .1400

228           -        282         .1375

282           -        336         .1350

Over 336                           .1325



    Under each fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .1400% for average group assets in excess of $174 billion. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
 Prior to March 1, 1992, the group fee rate was based on a schedule with breakpoints ending at .1500% for average group assets in excess of $84 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below, pending shareholder approval of a new management contract reflecting the revised schedule. The revised group fee rate schedule provides for lower management fee rates as FMR's assets under management increase group and under $372 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule for average group assets in excess of $156 billion and up to $372 billion with additional breakpoints voluntarily adopted by FMR for average group assets in excess of $372 billion is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES


Average Group                                       Annualized      Group Net               Effective Annual
Assets                                              Rate            Assets                  Fee Rate

   120               -           $156 billion          .1450%           $ 150 billion          .1736%

   156               -          192                    .1400             175                   .1690

   192               -          228                    .1350             200                   .1652

   228               -          264                    .1300             225                   .1618

   264               -          300                    .1275             250                   .1587

   300               -          336                    .1250             275                   .1560

   336               -          372                    .1225             300                   .1536

   372               -          408                    .1200             325                   .1514

   408               -          444                    .1175             350                   .1494

   444               -          480                    .1150             375                   .1476

   480               -          516                    .1125             400                   .1459

   Over 516                                            .1100             425                   .1443

                                                                      450                   .1427

                                                                      475                   .1413

                                                                      500                   .1399

                                                                      525                   .1385

                                                                      550                   .1372


 The individual fund fe   e ra    te is    0.    55% for Fidelity Global
Bond Fund,    and 0    .55% for Fidelity New Markets Income Fund. Based on
the average group net assets of the funds advised by FMR for December 31, 1996, the annual management fee rate would be calculated as follows:
   Fund          Group
            Individual Fund
          Managemen
                 Fee Rate          Fee Rate                  t

                                                             Fee Rate


   Fidelity Global Bond Fund                 0.1425%          +          0.55%          =          0.6925%

   Fidelity New Markets Income Fund          0.1425%          +          0.55%          =          0.6925%


 One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the month, giving a dollar amount, which is the fee for that month.
 During fiscal December 31, 1996, FMR received $1,018,449 , and $1,541,411, for its services as investment adviser to Fidelity Global Bond Fund and Fidelity New Markets Income Fund, respectively. This fee was equivalent to
 .   70    % and .   69    %, respectively, of the average net assets of
Fidelity Global Bond Fund and Fidelity New Markets Income Fund.
 FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and yield and repayment of the reimbursement by each fund will lower its total returns and yield.
    On behalf of each fund, FMR has entered in to sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. On behalf of Fidelity New Markets Income Fund, FMR has entered into a sub-advisory agreement with FIJ. FIIA, in turn, has entered into a sub-advisory agreement with FIIA U.K. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisors. On behalf of each fund FMR may also grant the sub-advisors investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. Fidelity New Markets Income Fund's sub-advisory agreements, dated April 15, 1993, were approved by FMR as sole shareholder of the fund on April 29, 1993. Fidelity Global Bond Fund's sub-advisory agreements, dated April 1, 1992, were approved by shareholders of the fund on February 19, 1992.
 Currently, FMR U.K., FMR Far East, FIJ, FIIA, and FIIAL U.K. each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
 FMR U.K., FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIJ and FIIA are wholly owned subsidiaries of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investments companies and institutional investors investing in securities throughout the world. Edward C. Johnson, Johnson family members, and various trusts for the benefit of the Johnson family owns, directly or indirectly, more than 25% of the voting common stock of FIL. FIJ was organized in Japan in 1986. FIIA was organized in Bermuda in 1983. FIIAL U.K. was organized in the United Kingdom in 1984, and is a wholly owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly owned subsidiary of FIL.
 Under the sub-advisory agreements, FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIA U.K. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
 (small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
 (small solid bullet) FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-advisor has provided FMR with investment advice and research services.
 (small solid bullet) FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.
 For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
 (small solid bullet) FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its monthly management fee. With respect to the fund's average net assets managed by the sub-advisory on a discretionary basis.
 (small solid bullet) FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing discretionary investment management services.
 For the fiscal year ended 1996, no fees were paid by FMR to any of the sub-advisors on behalf of Fidelity New Markets Income Fund.
 For providing discretionary investment management and executing portfolio transactions on behalf of Fidelity Global Bond Fund, the fees paid to FIIA and FIIAL U.K. for the fiscal year ended 1996 were $478,336 and $185,613, respectively.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with Fidelity National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS),
indirect     subsidiaries of FMR Corp., if the commissions are fair,
reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 For fiscal year 1996 the funds paid no brokerage commissions to affiliated brokers.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
    Please advise the trust, in care of Fidelity Service Company, Inc., whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1
UNDERLINED DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY INVESTMENT TRUST:
FIDELITY GLOBAL BOND FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
    ((AMENDMENT))     [MODIFICATION] made this    [    1st   ] ____     day
of [March, 1992] _____, 199   7,     by and between Fidelity Investment
Trust, a Massachusetts business trust which may issue one or more series of
shares of beneficial interest (hereinafter called the "Fund"),    ((on
behalf of Fidelity Global Bond Fund (hereinafter called the "Portfolio"),))
    and Fidelity Management & Research Company, a Massachusetts corporation
(hereinafter called the "Adviser")    ((    as set forth in its entirety
below.   ))
 Required authorization and approval by shareholders and Trustees having
been obtained,    [    Fidelity Investment Trust   ] ((the
Fund    ,   ))     on behalf of    [    Fidelity Global Bond Fund
(hereinafter called the "Portfolio")   ] ((the Portfolio    ,   ))     and
   [    Fidelity Management & Research Company   ] ((the Adviser))
hereby consent, pursuant to Paragraph 6 of the existing Management Contract
dated January 1, 1989, ((as    amended on     March 1, 1992   ,))     to a
modification of said Contract in the manner set    [    forth   ]
below. The [modifications]    ((Management Contract, as amended,))
    shall   , (( when executed by duly authorized officers of the Fund and
Adviser,))     take effect    [    upon the execution of this modification
of the Management Contract by duly authorized officers of the Fund and the
Adviser   ] ((on _____ or the first day of the month following
approval    .))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
  The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (((c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the
last day of each month, composed of a Group Fee    [    Rate   ]     and an
Individual Fund Fee    [    Rate   ]    .
  (a) Group Fee Rate. The [g   ]G    roup    [    f   ]F    ee
   [    r   ]R    ate shall be based upon the monthly average of the net
assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth
in the [charter of each investment company]    ((F    und's Declaration of
Trust or other organizational document   )))     determined as of the close
of business on each business day throughout the month. The [g   ]G    roup
   [    f   ]F    ee    [    r   ]R    ate        shall be determined on a
cumulative basis pursuant to the following schedule   [    .   ]:

   Average Net Assets                                        Annualized Fee Rate (for each level)

   $ 0                         -          3 billion          .37((00))%

   3                           -          6                  .34((00))

   6                           -          9                  .31((00))

   9                           -          12                 .28((00))

   12                          -          15                 .25((00))

   15                          -          18                 .22((00))

   18                          -          21                 .20((00))

   21                          -          24                 .19((00))

   24                          -          30                 .18((00))

   30                          -          36                 .175((0))

   36                          -          42                 .17((00))

   42                          -          48                 .165((0))

   48                          -          66                 .16((00))

   66                          -          84                 .155((0))

   84                          -          120                .15((00))

   [120                        -          174]               [.145]

   [Over                                  174]               [.14]

   ((120                       -          156))              ((.1450))

   ((156                       -          192))              ((.1400))

   ((192                       -          228))              ((.1350))

   ((228                       -          264))              ((.1300))

   ((264                       -          300))              ((.1275))

   ((300                       -          336))              ((.1250))

   ((336                       -          372))              ((.1225))

   ((372                       -          408))              ((.1200))

   ((408                       -          444))              ((.1175))

   ((444                       -          480))              ((.1150))

   ((480                       -          516))              ((.1125))

   ((Over                                 516))              ((.1100))


  (b) Individual Fund Fee        Rate. The [i]((I))ndividual [f]((F))und
[f]((F))ee [r]((R))ate shall be    0.55%.
 The sum of the Group [f]((   F))    ee [r]((   R))    ate, calculated as
described above to the nearest millionth, and the Individual Fund
   [    f   ]((F))    ee    [    r   ]((R))    ate shall constitute the
[a   ]((A))    nnual    [    m   ]((M))    anagement
   [    f   ]((F))    ee    [    r   ]((R))    ate. One-twelfth of the
[a   ]((A))    nnual    [    m   ]((M))    anagement
   [    f   ]((F))    ee    ((Rate))     shall be applied to the average of
the net assets of the Portfolio (computed in the manner set forth in the ((Fund's)) Declaration of Trust [of the Fund] ((or other organizational
document   )))     determined as of the close of business on each business
day throughout the month.
     (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses [other
than those expressly stated to be payable by the Adviser hereunder   ]    ,
which expenses payable by the Portfolio shall include, without limitation,
(i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of
this paragraph 6, this Contract shall continue in force until    [    May
31, 1992]    ((June 30, 1    99   8))     and indefinitely thereafter, but
only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document ))are separate and distinct from those of any and all other Portfolios.
 8. ((This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
   [SIGNATURE LINES OMITTED]
EXHIBIT 2
   UNDERLINED DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY INVESTMENT TRUST:
FIDELITY NEW MARKETS INCOME FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AMENDMENT)) [AGREEMENT] made this    [1    5th   ] ___     day of
   [    April 1993   ] ___, ((1997    ,)) by and between Fidelity
Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity New Markets Income Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby
consent, pursuant to Paragraph 6 of the existing Management Contract   ,
    dated    April 15, 1993    , to a modification of said Contract in the
manner set below. The  Management Contract   , as amended,     shall, when
executed by duly authorized officers of the Fund and Adviser, take effect on _____ or the first day of the month following approval.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser,    [    at its own expense,] shall place all orders for
the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the
last day of each month, composed of a Group    [    f   ]F    ee
   [    rate   ]     and an Individual Fund    [    f   ]F    ee
   [r    a   te]    .
  (a) Group Fee Rate. The Group [f   ]F    ee    [    r   ]R    ate
    shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the
[charter of each investment company]    ((F    und's Declaration of Trust
or other organizational document   ))) d    etermined as of the close of
business on each business day throughout the month. The Group [f   ]F    ee
   [    r   ]R    ate        shall be determined on a cumulative basis
pursuant to the following schedule   [    .   ]:

   Average Net Assets                                        Annualized Fee Rate (for each level)

   $ 0                         -          3 billion          .370((0))%

   3                           -          6                  .340((0))

   6                           -          9                  .310((0))

   9                           -          12                 .280((0))

   12                          -          15                 .250((0))

   15                          -          18                 .220((0))

   18                          -          21                 .200((0))

   21                          -          24                 .190((0))

   24                          -          30                 .180((0))

   30                          -          36                 .175((0))

   36                          -          42                 .170((0))

   42                          -          48                 .165((0))

   48                          -          66                 .160((0))

   66                          -          84                 .155((0))

   84                          -          120                .150((0))

   [120                        -          174]               [.145]

   [Over                                  174]               [.140]

   ((120                       -          156))              ((.1450))

   ((156                       -          192))              ((.1400))

   ((192                       -          228))              ((.1350))

   ((228                       -          264))              ((.1300))

   ((264                       -          300))              ((.1275))

   ((300                       -          336))              ((.1250))

   ((336                       -          372))              ((.1225))

   ((372                       -          408))              ((.1200))

   ((408                       -          444))              ((.1175))

   ((444                       -          480))              ((.1150))

   ((480                       -          516))              ((.1125))

   ((Over                                 516))              ((.1100))


  (b) Individual Fund Fee Rate. The Individual Fund [f   ]((F))    ee
   [    r   ]((R))    ate        shall be    0    .55%.
        The sum of the Group [f   ]((F))    ee   [     r   ]((R))    ate,
calculated as described above to the nearest millionth, and the Individual
Fund [f   ] ((F))    ee    [    r   ]((R))    ate        shall constitute
the [a   ]((A))    nnual    [    m   ]((M))    anagement
   [    f   ]((F))    ee    [    r   ]((R))    ate. One   -    twelfth of
the    [a]((A))nnual [m]((M))anagement [f]((F))ee(( Rate))     shall be
applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's))Declaration of Trust [of the Fund] ((or
other organizational document   )))     determined as of the close of
business on each business day throughout the month.
     (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of
this paragraph 6, this Contract shall continue in force until    [    May
31, 1993]    ((June 30, 1998    ))and indefinitely thereafter, but only so
long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, ((and
their respective seals to be    hereunto     affixed,)) all as of the date
written above.
   [SIGNATURE LINES OMITTED]
EXHIBIT 3
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the __ day of ____ 199_, by and between Fidelity Global Bond Fund (the
Fund), a separate series of Fidelity Investment Trust (Investment Trust) and Fidelity School Street Trust (the Trust), each a business trust duly formed under the laws of the Commonwealth of Massachusetts.
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Fund to a series of the Trust (the Series) solely in exchange for shares of beneficial interest in the Series (the Trust Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive distribution of such Trust Series Shares by the Fund to its shareholders (Fund Shareholder) in complete liquidation and termination of the Fund in exchange for all of the Fund's outstanding shares (Fund Shares). The Fund shall receive shares of the Series equal to the number of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Trust Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF THE FUND
 The Investment Trust on behalf of the Fund represents and warrants as follows:
 (a) The Fund is a series of Investment Trust, a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, or is a series of a registrant and such registration is in full force and effect;
 (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Restated Declaration of Trust or the Fund's Bylaws, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;
 (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
 (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets which assert liability on the part of the Fund, except as previously disclosed in writing to the Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings;
 (f) The Fund has filed or will file all federal and state tax returns which, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;
 (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
 (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;
 (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;
 (k) To the best of the knowledge of the Fund's management, there is no plan or intention by the Fund's shareholders to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the Reorganization;
 (l) The Fund shares are widely held and may be purchased and redeemed upon request;
 (m) No consideration other than Trust Series Shares will be issued in exchange for the Fund Shares in the Reorganization;
 (n) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;
 (o) Immediately following the consummation of the Reorganization, the Trust will hold on behalf of the Series the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of the net assets of the Fund;
 (p) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Fund;
 (q) There is no intercompany indebtedness between the Series and the Fund that was issued, acquired or that will be settled at a discount;
 (r) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
 (s) The Fund's shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;
 (t) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;
 (u) The Fund is a regulated investment company as defined in Section 851 of the Internal Revenue Code of 1986, as amended;
 (v) At the time of the Reorganization, the Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
 (w) To the Fund's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act), and the 1940 Act;
 (y) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 1997 and those incurred in the ordinary course of the Fund's business as an investment company since December 31, 1997; and
 (z) The Fund will be liquidated immediately after the Reorganization.
2. REPRESENTATIONS AND WARRANTIES OF THE TRUST
 The Trust represents and warrants as follows:
 (a) The Trust is a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Trust is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of the Trust;
 (c) The Trust is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Restated Declaration of Trust or the Trust's Bylaws, or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Trust is a party or is bound;
 (d) To the Trust's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Trust or any of its properties or assets which assert liability on the part of the Trust, except as previously disclosed in writing to the Trust. The Trust knows of no facts that might form the basis for the institution of such proceedings;
 (e) The Trust intends for the Series to be a regulated investment company, under Section 851 of the Code;
 (f) Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the Series (except for the one share that may be issued to FMR); Trust Series Shares issued in connection with the transactions contemplated herein will be, duly and validly issued and outstanding, fully paid and non-assessable under Massachusetts law on the Closing Date;
 (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
 (h) The Trust Series Shares at the Closing will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Massachusetts law except that under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, may be held personally liable for obligations of the Trust;
 (i) The fair market value of the Trust Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;
 (j) The Trust has no plan or intention on behalf of the Series to issue additional Trust Series Shares following the Reorganization except for issuance of shares arising in the ordinary course of the business of the Series as the series of an open-end investment company;
 (k) The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of an open-end investment company;
 (l) Following the Reorganization, the Trust, on behalf of the Series, will continue the Fund's historic business;
 (m) The Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
 (n) The information to be furnished by the Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
 (o) The Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date; and
 (p) To the Trust's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.
3. REORGANIZATION
 (a) Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by the Trust solely for the purpose of acquiring all of the assets of the Fund, which Series has not issued any Trust Series Shares (except for one share that may be issued to FMR) or commenced operations, on the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Trust Series Shares equal to the value and number of full and fractional shares of the Fund outstanding at the time of the closing, as described in paragraph 6, on the Closing Date provided for in Section 6(a).
 (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) Immediately upon delivery to the Fund of the Trust Series Shares, the individual Trustees of Investment Trust or any officer duly authorized by them, on the Investment Trust's behalf as the then sole shareholder of the Series, shall (1) elect as trustees of the Trust (Trustees) the persons who are elected pursuant to Proposal 1 in the proxy statement distributed in connection with the Special Meeting of Fund Shareholders (Proxy Statement) in the same manner that Fund Shareholders so vote approve (i) a Management Contract between the Trust on behalf of the Series and FMR, (ii) Sub-Advisory Agreements between FMR and FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, and Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited
(FIJ) (iii) a Distribution and Service Plan under Rule 12b-1 under the 1940 Act between the Trust on behalf of the Series and Fidelity Distributors Corporation (FDC) substantively identical to the plan and contracts currently in effect with the Fund, except as to the parties to such plan or contract, and (iv) the independent accountants who currently serve in that capacity for the Fund, immdeiately prior to the Closing Date (as defined below), and (v) the adoption of revised fundamental policies described in Proposals 12 through 14 of the Proxy Statement.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute the Trust Series Shares pro rata in proportion to their respective shares of beneficial interest in the Fund to Fund Shareholders of record determined as of the Valuation Time on the Closing Date in accordance with the Fund' Restated Declaration of Trust, in liquidation of such Fund. Such distribution will be accomplished by the Fund's transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the Trust Series Shares thereto. Each Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Trust Series Shares due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Trust Series Shares in connection with such distribution.
 (e) Immediately after the distribution of the Trust Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated and any such further actions shall be taken in connection therewith as required by applicable law.
 (f) Any transfer taxes payable upon issuance of Trust Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Trust Series Shares shall be paid by the person to whom such Trust Series Shares are to be issued, as a condition of such transfer.
 (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.
4. VALUATION
 (a) The valuation time shall be 4:00 p.m. Eastern time on the Closing Date (the Valuation Time).
 (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.
 (c) The number, value, and denomination of full and fractional Trust Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, and denomination of full and fractional Fund Shares outstanding on the Closing Date.
 (d) All computations pursuant to this Section shall be made by FSC, a division of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
5. FEES; EXPENSES
 (a) The Trust and the Fund each represent that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.
 (b) The Fund shall be responsible for all expenses, fees and other charges, subject to FMR's voluntary expense limitation (2.5% of average net assets), if applicable, FMR will assume expenses incurred by the Trust and the Fund in connection with entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated. Such expenses shall include, without limitation: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Trust Series Shares to be issued pursuant to the provisions of this Agreement; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Trust Series Shares to be issued in connection herewith in each state in which the Fund shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transactions.
6. CLOSING DATE
 (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Trust Series Shares, as described above, together with related acts necessary to consummate the same, (the Closing), unless otherwise provided herein, shall occur at the principal office of the Investment Trust and the Trust, 82 Devonshire Street, Boston, Massachusetts, on February 28, 1998, or at such other place or later date as the parties may agree in writing (the Closing
Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.
 (b) In the event that, on the Closing Date: (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
 (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified The Chase Manhattan Bank, as custodian for the Fund, of the Fund's reorganization to a series of the Trust.
 (d) Fidelity Service Co., as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Trust Series Shares. The Trust shall issue and deliver a confirmation to the Fund evidencing the Trust Series Shares to be credited on the Closing Date or provide evidence satisfactory to the Fund that such Trust Series Shares have been credited to the Fund's account on the books of the Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND
 (a) The Fund agrees to call a meeting of its shareholders (the Shareholder's Meeting) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
 (b) The Fund agrees that as soon as reasonably practicable after distribution of the Trust Series Shares, the Fund shall be liquidated and terminated as a series of Investment Trust pursuant to its Restated Declaration of Trust any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF THE TRUST
The obligations of the Trust hereunder shall be subject to the following conditions:
 (a) That the Fund furnishes to the Trust a statement, dated as of the Closing Date, signed by an officer of Investment Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That the Fund furnishes the Trust with copies of the resolutions, certified by an officer of Investment Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (c) That the Fund shall deliver to the Trust at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;
 (d) That the Fund's custodian shall deliver to the Trust a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time:
(i) the assets held by the custodian will be transferred to the Series;
(ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (e) That the Fund's transfer agent shall deliver to the Trust at the Closing a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (f) That the Fund calls a Shareholder's Meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby;
 (g) That the Fund delivers to the Trust a certificate of an officer of Investment Trust, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since December 31, 1997, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by the Trust or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of the Trust are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF THE FUND
 The obligations of the Fund hereunder shall be subject to the following conditions:
 (a) That the Trust shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of the Trust, dated as of the Closing Date pursuant to which Trust on behalf of the Series will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That the Trust furnishes to the Fund a statement, dated as of the Closing Date, signed by an officer of Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and the Trust, to the effect that the Trust Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Massachusetts law.
10. CONDITIONS TO OBLIGATIONS OF THE FUND AND THE TRUST
 The obligations of the Fund and the Trust hereunder shall be subject to the following conditions:
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Fund, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That the Trust shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the closing.
 (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (f) That the Trust and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to the Trust and the Fund that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under Section 368(a)(1)(F) of the Code, and the Fund and the Series will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the Trust Series Shares and the assumption of the Fund's liabilities followed by the distribution of those the Trust Series Shares to the shareholders of the Fund in liquidation of the Fund;
  (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the the Trust Series Shares and the assumption of the Fund's liabilities;
  (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;
  (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;
  (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Trust Series Shares in the Reorganization;
  (vii) A Fund Shareholder's basis in the the Trust Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;
  (viii) A Fund Shareholder's holding period for his or her Trust Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither the Fund nor the Trust may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF THE FUND AND THE TRUST
 (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.
 (b) The Fund covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 (c) The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.
 (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Restated Declaration of Trust in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER
 (a) The Trust and the Fund may terminate this Agreement by mutual agreement. In addition, either the Trust or the Fund may at its option terminate this Agreement at or prior to the Closing Date because:
  (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 (b) In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Series or the Fund; provided, however, that following the shareholders' meeting called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST
 A copy of the Declaration of Trust of the Trust and Investment Trust, as restated, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust and Investment Trust as trustees and not individually and that the obligations of the Fund and the Series under this instrument are not binding upon any of such Fund's or Trust's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund or Series. The Fund and the Trust each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the Trustees of such Fund or Series.
15. ASSIGNMENT
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
   [SIGNATURE LINES OMITTED]

 FMR hereby agrees, pursuant to its Management Contract with the Investment Trust in respect of the Fund and with the Trust in respect of the Series, to assume the expenses provided for in accordance with paragraph 5(b) of this Agreement.
[SIGNATURE LINES OMITTED]
EXHIBIT 4
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the __ day of ____ 199_, by and between Fidelity New Markets Income Fund (the Fund), a separate series of Fidelity Investment Trust (Investment Trust) and Fidelity School Street Trust (the Trust), each a business trust duly formed under the laws of the Commonwealth of Massachusetts.
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Fund to a series of the Trust (the Series) solely in exchange for shares of beneficial interest in the Series (the Trust Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive distribution of such Trust Series Shares by the Fund to its shareholders (Fund Shareholder) in complete liquidation and termination of the Fund in exchange for all of the Fund's outstanding shares (Fund Shares). The Fund shall receive shares of the Series equal to the number of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Trust Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF THE FUND
 The Investment Trust on behalf of the Fund represents and warrants as follows:
 (a) The Fund is a series of Investment Trust, a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, or is a series of a registrant and such registration is in full force and effect;
 (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Restated Declaration of Trust or the Fund's Bylaws, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;
 (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
 (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets which assert liability on the part of the Fund, except as previously disclosed in writing to the Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings;
 (f) The Fund has filed or will file all federal and state tax returns which, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;
 (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
 (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;
 (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;
 (k) To the best of the knowledge of the Fund's management, there is no plan or intention by the Fund's shareholders to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the Reorganization;
 (l) The Fund shares are widely held and may be purchased and redeemed upon request;
 (m) No consideration other than Trust Series Shares will be issued in exchange for the Fund Shares in the Reorganization;
 (n) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;
 (o) Immediately following the consummation of the Reorganization, the Trust will hold on behalf of the Series the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of the net assets of the Fund;
 (p) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Fund;
 (q) There is no intercompany indebtedness between the Series and the Fund that was issued, acquired or that will be settled at a discount;
 (r) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
 (s) The Fund's shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;
 (t) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;
 (u) The Fund is a regulated investment company as defined in Section 851 of the Internal Revenue Code of 1986, as amended;
 (v) At the time of the Reorganization, the Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
 (w) To the Fund's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act), and the 1940 Act;
 (y) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 1998 and those incurred in the ordinary course of the Fund's business as an investment company since December 31, 1998; and
 (z) The Fund will be liquidated immediately after the Reorganization.
2. REPRESENTATIONS AND WARRANTIES OF THE TRUST
 The Trust represents and warrants as follows:
 (a) The Trust is a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Trust is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of the Trust;
 (c) The Trust is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Restated Declaration of Trust or the Trust's Bylaws, or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Trust is a party or is bound;
 (d) To the Trust's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Trust or any of its properties or assets which assert liability on the part of the Trust, except as previously disclosed in writing to the Trust. The Trust knows of no facts that might form the basis for the institution of such proceedings;
 (e) The Trust intends for the Series to be a regulated investment company, under Section 851 of the Code;
 (f) Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the Series (except for the one share that may be issued to FMR); Trust Series Shares issued in connection with the transactions contemplated herein will be, duly and validly issued and outstanding, fully paid and non-assessable under Massachusetts law on the Closing Date;
 (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
 (h) The Trust Series Shares at the Closing will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Massachusetts law except that under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, may be held personally liable for obligations of the Trust;
 (i) The fair market value of the Trust Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;
 (j) The Trust has no plan or intention on behalf of the Series to issue additional Trust Series Shares following the Reorganization except for issuance of shares arising in the ordinary course of the business of the Series as the series of an open-end investment company;
 (k) The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of an open-end investment company;
 (l) Following the Reorganization, the Trust, on behalf of the Series, will continue the Fund's historic business;
 (m) The Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
 (n) The information to be furnished by the Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
 (o) The Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date; and
 (p) To the Trust's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.
3. REORGANIZATION
 (a) Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by the Trust solely for the purpose of acquiring all of the assets of the Fund, which Series has not issued any Trust Series Shares (except for one share that may be issued to FMR) or commenced operations, on the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Trust Series Shares equal to the value and number of full and fractional shares of the Fund outstanding at the time of the closing, as described in paragraph 6, on the Closing Date provided for in Section 6(a).
 (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) Immediately upon delivery to the Fund of the Trust Series Shares, the individual Trustees of Investment Trust or any officer duly authorized by them, on the Investment Trust's behalf as the then sole shareholder of the Series, shall (1) elect as trustees of the Trust (Trustees) the persons who are elected pursuant to Proposal 1 in the proxy statement distributed in connection with the Special Meeting of Fund Shareholders (Proxy Statement) in the same manner that Fund Shareholders so vote approve (i) a Management Contract between the Trust on behalf of the Series and FMR, (ii) Sub-Advisory Agreements between FMR and FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, and Fidelity International Investment Advisors (U.K.) Limited, (iii) a Distribution and Service Plan under Rule 12b-1 under the 1940 Act between the Trust on behalf of the Series and Fidelity Distributors Corporation (FDC) substantively identical to the plan and contracts currently in effect with the Fund, except as to the parties to such plan or contract, and (iv) the independent accountants who currently serve in that capacity for the Fund, and (v) the adoption of revised fundamental policies described in Proposals 12 through 14 of the Proxy Statement.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute the Trust Series Shares pro rata in proportion to their respective shares of beneficial interest in the Fund to Fund Shareholders of record determined as of the Valuation Time on the Closing Date in accordance with the Fund' Restated Declaration of Trust, in liquidation of such Fund. Such distribution will be accomplished by the Fund's transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the Trust Series Shares thereto. Each Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Trust Series Shares due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Trust Series Shares in connection with such distribution.
 (e) Immediately after the distribution of the Trust Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated and any such further actions shall be taken in connection therewith as required by applicable law.
 (f) Any transfer taxes payable upon issuance of Trust Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Trust Series Shares shall be paid by the person to whom such Trust Series Shares are to be issued, as a condition of such transfer.
 (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.
4. VALUATION
 (a) The valuation time shall be 4:00 p.m. Eastern time on the Closing Date (the Valuation Time).
 (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.
 (c) The number, value, and denomination of full and fractional Trust Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, and denomination of full and fractional Fund Shares outstanding on the Closing Date.
 (d) All computations pursuant to this Section shall be made by FSC, a division of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
5. FEES; EXPENSES
 (a) The Trust and the Fund each represent that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.
 (b) The Fund shall be responsible for all expenses, fees and other charges, subject to FMR's voluntary expense limitation (2.5% of average net assets), if applicable, FMR will assume expenses incurred by the Trust and the Fund in connection with entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated. Such expenses shall include, without limitation: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Trust Series Shares to be issued pursuant to the provisions of this Agreement; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Trust Series Shares to be issued in connection herewith in each state in which the Fund shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transactions.
6. CLOSING DATE
 (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Trust Series Shares, as described above, together with related acts necessary to consummate the same, (the Closing), unless otherwise provided herein, shall occur at the principal office of the Investment Trust and the Trust, 82 Devonshire Street, Boston, Massachusetts, on February 28, 1998, or at such other place or later date as the parties may agree in writing (the Closing
Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.
 (b) In the event that, on the Closing Date: (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
 (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified The Chase Manhattan Bank, as custodian for the Fund, of the Fund's reorganization to a series of the Trust.
 (d) Fidelity Service Co., as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Trust Series Shares. The Trust shall issue and deliver a confirmation to the Fund evidencing the Trust Series Shares to be credited on the Closing Date or provide evidence satisfactory to the Fund that such Trust Series Shares have been credited to the Fund's account on the books of the Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND
 (a) The Fund agrees to call a meeting of its shareholders (the Shareholder's Meeting) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
 (b) The Fund agrees that as soon as reasonably practicable after distribution of the Trust Series Shares, the Fund shall be liquidated and terminated as a series of Investment Trust pursuant to its Restated Declaration of Trust any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF THE TRUST
 The obligations of the Trust hereunder shall be subject to the following conditions:
 (a) That the Fund furnishes to the Trust a statement, dated as of the Closing Date, signed by an officer of Investment Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That the Fund furnishes the Trust with copies of the resolutions, certified by an officer of Investment Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (c) That the Fund shall deliver to the Trust at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;
 (d) That the Fund's custodian shall deliver to the Trust a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time:
(i) the assets held by the custodian will be transferred to the Series;
(ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (e) That the Fund's transfer agent shall deliver to the Trust at the Closing a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (f) That the Fund calls a Shareholder's Meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby;
 (g) That the Fund delivers to the Trust a certificate of an officer of Investment Trust, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since December 31, 1997, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by the Trust or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of the Trust are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF THE FUND
 The obligations of the Fund hereunder shall be subject to the following conditions:
 (a) That the Trust shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of the Trust, dated as of the Closing Date pursuant to which Trust on behalf of the Series will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That the Trust furnishes to the Fund a statement, dated as of the Closing Date, signed by an officer of Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and the Trust, to the effect that the Trust Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Massachusetts law.
10. CONDITIONS TO OBLIGATIONS OF THE FUND AND THE TRUST
 The obligations of the Fund and the Trust hereunder shall be subject to the following conditions:
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Fund, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That the Trust shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the closing.
 (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (f) That the Trust and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to the Trust and the Fund that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under Section 368(a)(1)(F) of the Code, and the Fund and the Series will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the Trust Series Shares and the assumption of the Fund's liabilities followed by the distribution of those the Trust Series Shares to the shareholders of the Fund in liquidation of the Fund;
  (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the the Trust Series Shares and the assumption of the Fund's liabilities;
  (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;
  (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;
  (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Trust Series Shares in the Reorganization;
  (vii) A Fund Shareholder's basis in the the Trust Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;
  (viii) A Fund Shareholder's holding period for his or her Trust Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither the Fund nor the Trust may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF THE FUND AND THE TRUST
 (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.
 (b) The Fund covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 (c) The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.
 (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Restated Declaration of Trust in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER
 (a) The Trust and the Fund may terminate this Agreement by mutual agreement. In addition, either the Trust or the Fund may at its option terminate this Agreement at or prior to the Closing Date because:
  (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 (b) In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Series or the Fund; provided, however, that following the shareholders' meeting called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST
 A copy of the Declaration of Trust of the Trust and Investment Trust, as restated, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust and Investment Trust as trustees and not individually and that the obligations of the Fund and the Series under this instrument are not binding upon any of such Fund's or Trust's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund or Series. The Fund and the Trust each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the Trustees of such Fund or Series.
15. ASSIGNMENT
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
   [SIGNATURE LINES OMITTED]

 FMR hereby agrees, pursuant to its Management Contract with the Investment Trust in respect of the Fund and with the Trust in respect of the Series, to assume the expenses provided for in accordance with paragraph 5(b) of this Agreement.
   [SIGNATURE LINES OMITTED]
EXHIBIT 5
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY INVESTMENTS JAPAN LIMITED
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY INVESTMENT TRUST ON BEHALF OF
FIDELITY GLOBAL BOND FUND
 AGREEMENT made this ___ day of ____, 199_, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Investments Japan Limited, a Japanese company with principal offices at Shiroyama JT Mori Bldg., 4-3-1 Toranomon, Minato-ku, Tokyo 105, Japan (hereinafter called the "Sub-Advisor"); and Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Global Bond Fund (hereinafter called the "Portfolio").
 WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and
 WHEREAS the Sub-Advisor has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
 1. ((Duties:)) The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
  (a) ((INVESTMENT ADVICE:)) If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
  (b) ((INVESTMENT MANAGEMENT:)) If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the"1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
  (c) ((SUBSIDIARIES AND AFFILIATES:)) The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. ((Information to be Provided to the Trust and the Advisor:)) The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. ((Brokerage:)) In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. ((Compensation:)) The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.
  (a) ((INVESTMENT ADVISORY FEE:)) For services provided under subparagraph
(a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to: (i) 30% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment advice divided by the net assets of the Portfolio for that month. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
  (b) ((INVESTMENT MANAGEMENT FEE:)) For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
  (c) ((PROVISION OF MULTIPLE SERVICES:)) If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. ((Expenses:)) It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 6. ((Interested Persons:)) It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.
 7. ((Services to Other Companies or Accounts:)) The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.
 8. ((Standard of Care:)) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 9. ((Duration and Termination of Agreement; Amendments:))
  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 1998 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 10. ((Limitation of Liability:)) The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 11. ((Governing Law:)) This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, all as of the date written above.
   [SIGNATURE LINES OMITTED]
EXHIBIT 6
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                                       FISCAL              AVERAGE         RATIO OF NET
OBJECTIVE AND FUND                               YEAR END (A)        NET ASSETS      ADVISORY FEES
                                                                     (MILLIONS)(B)   TO AVERAGE
                                                                                     NET ASSETS
                                                                                     PAID
                                                                                     TO FMR (C)

TAXABLE BOND

The North Carolina Capital Management Trust:

 Term Portfolio                                   6/30/96            $ 63.5                           0.38%

Advisor Mortgage Securities:

 Class A    ((hollow diamond))                    7/31/9   7    **    0.1                             0.4   5

 Class T    ((hollow diamond))                    7/31/9   7    **    0.2                             0.4   5

 Class B    ((hollow diamond))                    7/31/9   7    **    0.1                             0.4   5

 Institutional Class    ((hollow diamond))        7/31/9   7    **    0.6                             0.4   5

    Initial Class                                    7/31/96             470.6                           0.45

Ginnie Mae ((pound))                              7/31/96             790.3                           0.45

Spartan Limited Maturity Government ((pound))     7/31/96             799.0                           0.63*

Target Timeline Funds: ((pound))

 1999                                             7/31/96**           8.6                             -(dagger)*

 2001                                             7/31/96**           7.3                             -(dagger)*

 2003                                             7/31/96**           9.6                             -(dagger)*

Spartan Ginnie Mae                                8/31/96             436.4                           0.63*

Government Securities                             9/30/96             960.0                           0.45

Short-Intermediate Government                     9/30/96             129.3                           0.45

Spartan Investment Grade Bond ((pound))           9/30/96             305.8                           0.65

Spartan Short-Term Bond ((pound))                 9/30/96             429.5                           0.65

Advisor Government Investment:

 Class A                                          10/31/96**          0.2                             0.45

 Class T                                          10/31/96            229.1                           0.45

 Class B                                          10/31/96            14.9                            0.45

 Institutional Class                              10/31/96            24.6                            0.45

Advisor High Yield: ((pound))

 Class A                                          10/31/96**          1.9                             0.60

 Class T                                          10/31/96            1,446.6                         0.60

 Class B                                          10/31/96            249.2                           0.60

 Institutional Class                              10/31/96            15.5                            0.60

Advisor Short Fixed Income: ((pound))

 Class A                                          10/31/96**          0.1                             0.45

 Class T                                          10/31/96            483.2                           0.45

 Institutional Class                              10/31/96            10.5                            0.45

Advisor Intermediate Bond: ((pound))

 Class A                                          11/30/96**          0.4                             0.45

 Class T                                          11/30/96            254.8                           0.45

 Class B                                          11/30/96            18.2                            0.45

 Institutional Class                              11/30/96            214.9                           0.45

Institutional Short-Intermediate Government       11/30/96            341.6                           0.42*

Real Estate High Income                           11/30/96            76.3                            0.75

Advisor Emerging Markets Income: ((Rex-all))

 Class A                                          12/31/96**          0.3                             0.69

 Class T                                          12/31/96            55.3                            0.69

 Class B                                          12/31/96            13.1                            0.69

 Institutional Class                              12/31/96            1.9                             0.69

Advisor Strategic Income: ((Rex-all))

 Class A                                          12/31/96**         $ 0.3                            0.59%

 Class T                                          12/31/96            74.3                            0.59

 Class B                                          12/31/96            30.4                            0.59

 Institutional Class                              12/31/96            3.1                             0.59

Global Bond ((sigma))                             12/31/96            146.4                           0.70

New Markets Income ((Rex-all))                      12/31/96            221.9                           0.69

Real Estate High Income II                        12/31/96**          29.3                            0.74(dagger)

Variable Insurance Products Fund:

 High Income ((pound))                            12/31/96            1,248.1                         0.59

Variable Insurance Products Fund II:

 Investment Grade Bond                            12/31/96            203.1                           0.45

Variable Insurance Products Fund III:

 Government Investment                            12/31/96            17.9                            0.44

 High Yield ((pound))                             12/31/96            67.0                            0.59

U.S. Bond Index                                   2/2   8    /97      515.2                           0.03*

Capital & Income ((pound))                        4/30/97             2,173.2                         0.61

Intermediate Bond ((pound))                       4/30/97             3,007.7                         0.44

Investment Grade Bond ((pound))                   4/30/97             1,418.2                         0.44

Short-Term Bond ((pound))                         4/30/97             986.3                           0.44

Spartan Government Income                         4/30/97             275.3                           0.60*

Spartan High Income ((pound))                     4/30/97             1,634.2                         0.80

Spartan Short-Intermediate Government             4/30/97             73.0                            0.65


(a) All fund data are as of the fiscal year end noted in the chart or as of April 30, 1997, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
** Less than a complete fiscal year
((Rex-all)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far
East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund. ((sigma)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIAL U.K., with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
   ((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.

IT3-pxs-0797 CUSIP#315910109/FUND#451
 CUSIP#315910836/FUND#331
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY GLOBAL BOND FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Global Bond Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 315910109/fund# 451
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as         [  ] FOR all nominees    [  ]            1.
     Trustees:                                              listed (except as         WITHHOLD
                                                            marked to the contrary    authority to
     Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates,    below).                   vote for all
     Edward C. Johnson 3d,                                                            nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,
     William O. McCoy, Gerald C. McDonough, Marvin
        L. Mann, Robert C. Pozen, and Thomas R.
        Williams.

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.       To amend the Declaration of Trust to provide each              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
         fund with the ability to invest in all of its assets in
         another open-end investment company.

6.    To adopt a new fundamental investment policy for                  FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      each fund to permit each fund to invest all of its assets
      in another open-end investment company with
      substantially the same investment objective and
      policies.

7.       To approve an amended management contract for                  FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
         Fidelity Global Bond Fund.

9.    To adopt a new sub-advisory agreement with  Fidelity              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
         Investments Japan Limited (FIJ) for Fidelity     Global
      Bond Fund.

10.      To approve an agreement and plan providing for the             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   10.
         reorganization of Fidelity     Global Bond Fund.

12.      To amend Fidelity Global Bond Fund's fundamental               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      investment limitation concerning real estate.

13.      To amend Fidelity Global Bond Fund's fundamental               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      investment limitation concerning borrowing.


GLO-PXC-0797 cusip # 315910109/fund# 451
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY NEW MARKETS INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity New Markets Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 315910836/fund# 331
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as                [  ] FOR all nominees    [  ]            1.
     Trustees:                                                     listed (except as         WITHHOLD
                                                                   marked to the contrary    authority to
        Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates,        below).                   vote for all
        Edward C. Johnson 3d,
                                                              nominees.
        E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,
        William O. McCoy, Gerald C. McDonough, Marvin
        L. Mann, Robert C. Pozen, and Thomas R.
        Williams.

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                 FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                  FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest in all of its assets in
      another open-end investment company.

6.    To adopt a new fundamental investment policy for             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      each fund to permit each fund to invest all of its assets
      in another open-end investment company with
      substantially the same investment objective and
      policies.

8.       To approve an amended management contract for             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
         Fidelity New Markets Income Fund.

11.      To approve an agreement and plan providing for the        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   11.
         reorganization of Fidelity New Markets Income Fund.


NMI-PXC-0797 cusip # 315910836/fund# 331

IMPORTANT
PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!
FIDELITY GLOBAL BOND FUND
FIDELITY NEW MARKETS INCOME FUND
Dear Shareholder:
I am writing to let you know that a special meeting of Fidelity Global Bond Fund and Fidelity New Markets Income Fund will be held in September to vote on important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund(s). This package contains information about the proposals and the materials to use when voting by mail.
Please read the enclosed materials and cast your vote on the proxy card(s). PLEASE VOTE AND RETURN YOUR CARD(S) PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of these proposals is described in greater detail in the enclosed proxy statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope.
If you have any questions before you vote, please call us at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.
Sincerely,
Edward C. Johnson 3d
President


IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS Please read the full text of the enclosed proxy statement. Below is a brief overview of all of the proposals found in the proxy statement that are to be voted on at the special shareholder meeting. Some of the proposals described in this overview may not apply to your fund. If you have any questions regarding the proposals, please call us at 1-800-544-8888. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.
THE PROXY SAYS THAT THE BOARD OF TRUSTEES HAS APPROVED THESE CHANGES. WHAT ROLE DOES THE BOARD PLAY? (PROPOSAL 1)
The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of each fund's shareholders, including approving policy changes such as those proposed for your fund. In addition, the Trustees review fund performance, oversee a fund's activities, and review contractual arrangements with companies that provide services to a fund.
WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 2)
The independent accountants examine annual financial statements for each fund and provide other audit and tax-related services. They also sign or certify any financial statements of the trust that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).
WHAT IS THE CHANGE IN VOTING RIGHTS BEING PROPOSED? (PROPOSAL 3)
The proposed change would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect. The voting power of each shareholder would be measured by the value of the shareholder's total dollar investment rather than by the number of shares owned.
This proposal provides fairer voting rights on trust-wide matters such as the election of trustees. There would be no impact on fund-specific proposals such as changing an investment policy of a fund.
Here is an example of why this change is being recommended. Investor A makes a $1,000 investment in a fund with a $1.00 share price and receives 1,000 shares. Investor B in the same trust makes a $1,000 investment in another fund with a $10.00 share price and receives only 100 shares. Under the current system, Investor A would have a much greater vote than Investor
B. The proposed change would give both investors the same voting rights since they both made a $1,000 investment.
WHAT IS THE PROPOSED CHANGE IN NOTIFICATION OF AN APPOINTMENT OF A TRUSTEE? (PROPOSAL 4)
The Declaration of Trust currently requires that notification of a Trustee appointment be mailed to shareholders within three months. To reduce the cost to the funds, the proposed change is to notify shareholders of Trustee appointments in the next financial report for each fund.
WHAT ARE THE BENEFITS OF PERMITTING FUNDS TO INVEST THEIR ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES? (PROPOSALS 5 AND 6)
Fidelity Management & Research Company (FMR) and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. A number of mutual fund companies have developed "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. The benefit of the master feeder fund structure is that different funds with substantially the same investment objective but different servicing and distribution features may combine their investments and achieve operational efficiencies in one master fund. An example would be funds with the same investment objective but different minimum investments due to the servicing of individual shareholders versus institutional clients.
These proposals would enable a fund to invest all of its assets in another open-end investment company, managed by FMR or an affiliate, with substantially the same investment policies. No such plans are being contemplated for the funds at this time and the Trustees would only allow it in the future if they determined that it would be in the best interests of a fund and its shareholders.
WHAT IS BEING AMENDED IN THE FUNDS' MANAGEMENT CONTRACTS?  (PROPOSALS 7 AND
8)
The proposed amendments modify each fund's management contract with FMR. The modification to each fund would reduce the Group Fee portion of the management fee paid by the fund when FMR's assets under management exceed certain levels. The result of this modification would be a Group Fee Rate that is the same as, or lower than, the fee payable under the present management contract.
WHAT IS THE BENEFIT OF GLOBAL BOND FUND SHAREHOLDERS APPROVING A SUB-ADVISORY AGREEMENT WITH FIDELITY INVESTMENTS JAPAN LIMITED (FIJ)? (PROPOSAL 9)
FIJ, with its principal office in Tokyo, Japan, provides FMR with investment advice and research on foreign securities. This research complements other research produced by FMR's U.S.-based research analysts and portfolio managers.
Under the proposed agreement, FIJ could act as investment consultant to FMR and supply FMR with investment research information and portfolio management advice. FMR could also grant investment management authority to FIJ if FMR believes it would be beneficial to the fund and its shareholders. Of course, if FIJ were to exercise investment management authority, it must adhere to the fund's investment policies, objectives and limitations as specified in the prospectus. In addition, FIJ would have the ability to execute portfolio transactions for FMR from points in the Far East that are physically closer to foreign issuers.
The sub-advisory agreement on behalf of the fund would provide FMR with increased flexibility to access more specialized investment expertise in foreign markets. The proposed agreement would not increase fees paid to FMR by the fund.
WHAT IS THE PURPOSE OF MOVING MY FUND INTO A DIFFERENT TRUST? (PROPOSALS 10 AND 11)
Fidelity Global Bond Fund and Fidelity New Markets Income Fund are the only two funds in Investment Trust with a December 31 fiscal year end. The other funds in the trust currently have an October 31 fiscal year end. The proposed reorganization would allow FMR to incorporate Global Bond Fund and New Markets Income Fund into a trust with the same fiscal year end. This would increase efficiency by consolidating and streamlining the production and mailing of certain legal documents. THE PROPOSED REORGANIZATION WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE YOUR FUND. WHAT IS THE REASON FOR AMENDING GLOBAL BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE? (PROPOSAL 12)
This proposal has two primary objectives. First, it clarifies the types of securities in which the fund is authorized to invest. Second, it conforms the fund's fundamental real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the fund is managed, the investment performance of the fund, or the securities in which the fund invests. However, to the extent that the fund invests to a greater degree in real estate related securities, it will be subject to the risks of the real estate market.
WHAT IS MEANT BY "ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS"?
(PROPOSAL 13)
For more than four years, we have been asking shareholders to vote by proxy on proposals to standardize investment limitations. This is being done in order to standardize these limitations for all of the funds managed by FMR. The Board of Trustees of the funds has asked FMR to analyze the investment limitations of the Fidelity funds, and where appropriate, to adopt standard limitations.
This proposal standardizes the limitation regarding the percent that may be borrowed by Fidelity Global Bond Fund (which remains up to 33 1/3%) and clarifies that the fund must reduce borrowings that come to exceed 33 1/3% of its total assets for any reason. The current limitation requires that the fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets.
Fidelity believes that increased standardization will help promote operational efficiencies and facilitate monitoring of investment compliance. As a practical matter, it is not anticipated that the proposed change will affect the way the fund is managed.
HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each share you own of a fund on the record date. The record date is July 21, 1997.
WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
If enough people do not vote, we will need to take further action. We or outside solicitors may contact you by mail, telephone, facsimile, or by personal interview to encourage you to vote. All of this is costly to the funds and is ultimately passed on to shareholders. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings, telephone calls or other solicitations.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card(s), and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals, please call us at 1-800-544-8888.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.
ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."